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MORGAN STANLEY                                                February 16, 2005
Securitized Products Group
                              [GRAPHIC OMITTED]
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                            Collateral Term Sheet


                              $ [ 449,464,730 ]
                  (Approximate, subject to final collateral)


                                  MSM 2005-1


                      Morgan Stanley Mortgage Loan Trust


              Mortgage Pass-Through Certificates, Series 2005-1


                             Fixed Rate New Issue






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The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

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MORGAN STANLEY                                                February 16, 2005
Securitized Products Group
                              [GRAPHIC OMITTED]
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                      COMPUTATIONAL MATERIALS DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any prospectus, offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such prospectus, offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of the securities, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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


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MORGAN STANLEY                                                February 16, 2005
Securitized Products Group
                              [GRAPHIC OMITTED]
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Loan Groups:              The 20, 25 and 30 year fixed rate mortgage loans are
                          divided into two loan groups, Loan Group 1 and Loan Group 2. The Loan Group 1 mortgage loans are further divided into Collateral Group 1 and Collateral Group
                          2. The Loan Group 2 Mortgage Loans are further divided into Collateral Group 3 and Collateral Group 4.

Collateral Group 1:       Collateral Group 1 consists of all of the Loan Group
                          1 Mortgage Loans that have a net mortgage rate less than or equal to 5.25%, and the Applicable Fraction of the Cutoff Date Principal Balance of the Loan
                          Group 1 Mortgage Loans, with a net mortgage rate greater than 5.25% and less than 7.50%. Collateral
                          Group 1 includes all of 17 mortgage loans and portions of 346 other mortgage loans.

                          The Collateral Group 1 tables below reflect only the portion of each mortgage loan contributing cashflow to Collateral Group 1. Each of the 17 mortgage loans that belong solely to Collateral Group 1 is reflected as a single mortgage loan in the following tables. Each of the 346 mortgage loans contributing cashflow to Collateral Group 1 is treated as a separate loan in each of the following tables as well as in the tables relating to the Collateral Group 2 Loans. This results in an aggregate number of loans in Collateral Group 1 and Collateral Group 2 that is greater than the total number of mortgage loans in the related Loan Group.

Collateral Group 2:       Collateral Group 2 consists of all of the Loan Group
                          1 Mortgage Loans that have a net mortgage rate greater than or equal to 7.50%, and the Applicable
                          Fraction of the Cutoff Date Principal Balance of the
                          Loan Group 1 Mortgage Loans, with a net mortgage rate greater than 5.25% and less than 7.50%.
                          Collateral Group 2 includes portions of 346 mortgage loans.

                          The Collateral Group 2 tables below reflect only the portion of each mortgage loan contributing cashflow to Collateral Group 2. Each of the 346 mortgage loans contributing cashflow to Collateral Group 2 is treated as a separate loan in each of the following tables as well as in the tables relating to the Collateral Group 1 Loans. This results in an aggregate number of loans in Collateral Group 1 and Collateral Group 2 that is greater than the total number of mortgage loans in the related Loan Group.

Collateral Group 3:       Collateral Group 3 consists of all of the Loan Group
                          2 Mortgage Loans that have a net mortgage rate less than or equal to 5.25%, and the Applicable Fraction of the Cutoff Date Principal Balance of the Loan
                          Group 2 Mortgage Loans, with a net mortgage rate greater than 5.25% and less than 7.50%. Collateral
                          Group 3 includes all of 10 mortgage loans and portions of 666 other mortgage loans.

                          The Collateral Group 3 tables below reflect only the portion of each mortgage loan contributing cashflow to Collateral Group 3. Each of the 10 mortgage loans that belong solely to Collateral Group 3 is reflected as a single mortgage loan in the following tables. Each of the 666 mortgage loans contributing cashflow to Collateral Group 3 is treated as a separate loan in each of the following tables as well as in the tables relating to the Collateral Group 4 Loans. This results in an aggregate number of loans in Collateral Group 3 and Collateral Group 4 that is greater than the total number of mortgage loans in the related Loan Group.


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

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MORGAN STANLEY                                                February 16, 2005
Securitized Products Group
                              [GRAPHIC OMITTED]
------------------------------------------------------------------------------

Collateral Group 4:       Collateral Group 4 consists of all of the Loan Group
                          2 Mortgage Loans that have a net mortgage rate greater than or equal to 7.50%, and the Applicable
                          Fraction of the Cutoff Date Principal Balance of the
                          Loan Group 2 Mortgage Loans, with a net mortgage rate greater than 5.25% and less than 7.50%.
                          Collateral Group 4 includes all of 15 mortgage loans and portions of 666 other mortgage loans.

                          The Collateral Group 4 tables below reflect only the portion of each mortgage loan contributing cashflow to Collateral Group 4. Each of the 15 mortgage loans that belong solely to Collateral Group 4 is reflected as a single mortgage loan in the following tables. Each of the 666 mortgage loans contributing cashflow to Collateral Group 4 is treated as a separate loan in each of the following tables as well as in the tables relating to the Collateral Group 3 Loans. This results in an aggregate number of loans in Collateral Group 3 and Collateral Group 4 that is greater than the total number of mortgage loans in the related Loan Group.

Applicable Fraction:      For each mortgage loan in either Loan Group 1 or
                          Loan Group 2 that is less than or equal to 5.25% or greater than or equal to 7.50%, 100.00%. For each mortgage loan in either Loan Group 1 or Loan Group
                          2, that is greater than 5.25% and less than 7.50%, the fraction (expressed as a percentage) calculated as follows:

                             o For each mortgage loan in Loan Group 1 or Loan
                               Group 2 that relates to Collateral Group 1 or Collateral Group 3 respectively, a fraction in which the numerator is (x) 7.50% less the net mortgage rate on such mortgage loans, and in which the denominator is (y) 2.25%; and

                             o For each mortgage loan in Loan Group 1 or Loan
                               Group 2 that relates to Collateral Group 2 or Collateral Group 4 respectively, 100.00% less a fraction in which the numerator is (x) 7.50% less the net mortgage rate on such mortgage loans, and in which the denominator is (y) 2.25%.


------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
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


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MORGAN STANLEY                                                February 16, 2005
Securitized Products Group
                              [GRAPHIC OMITTED]
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Collateral Group 1 Preliminary Mortgage Pool Data (approximate)*
------------------------------------------------------------------------------
Number of Mortgage Loans:                                                  363
Aggregate Scheduled Principal Balance:                            $142,567,839
Range of Principal Balances:                              $55,946 - $1,495,279
Average Scheduled Principal Balance:                                  $485,213
Range of Current Mortgage Rates:                               5.000% - 7.125%
Aggregate Original Principal Balance:                             $176,940,753
Weighted Average Current Mortgage Rate:                                 5.900%
Weighted Average Original Term to Maturity:                                360
Weighted Average Remaining Scheduled Term to Maturity:                     356
Weighted Average Original Loan-to-Value Ratio:                          67.93%
Owner-Occupied:                                                         95.54%
Weighted Average Credit Score:                                             762
Geographic Concentration of Mortgaged Properties Securing
  Mortgage Loans in Excess of 5% of the Aggregate Scheduled
  Principal Balance:
                              CA:                                       46.13%
                              VA:                                       10.19%
                              NY:                                        6.61%
------------------------------------------------------------------------------
*Calculated by the Applicable Fraction of the Mortgage Loan contributing cashflow to Collateral Group 1, except for Average Scheduled Principal Balance and Range of Principal Balance which includes the entire outstanding principal balance of the mortgage loans that contribute portions to the respective Collateral Group.


------------------------------------------------------------------------------
Collateral Group 2 Preliminary Mortgage Pool Data (approximate)*
------------------------------------------------------------------------------
Number of Mortgage Loans:                                                  346
Aggregate Scheduled Principal Balance:                             $33,564,382
Range of Principal Balances:                              $55,946 - $1,495,279
Average Scheduled Principal Balance:                                  $487,252
Range of Current Mortgage Rates:                               5.625% - 7.125%
Aggregate Original Principal Balance:                             $169,360,583
Weighted Average Current Mortgage Rate:                                 6.035%
Weighted Average Original Term to Maturity:                                360
Weighted Average Remaining Scheduled Term to Maturity:                     355
Weighted Average Original Loan-to-Value Ratio:                          68.91%
Owner-Occupied:                                                         93.73%
Weighted Average Credit Score:                                             762
Geographic Concentration of Mortgaged Properties Securing
  Mortgage Loans in Excess of 5% of the Aggregate Scheduled
  Principal Balance:
                              CA:                                       37.38%
                              VA:                                       11.10%
                              NY:                                        8.93%
                              MD:                                        5.72%
------------------------------------------------------------------------------
*Calculated by the Applicable Fraction of the Mortgage Loan contributing cashflow to Collateral Group 2, except for Average Scheduled Principal Balance and Range of Principal Balance which includes the entire outstanding principal balance of the mortgage loans that contribute portions to the respective Collateral Group.



------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------

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MORGAN STANLEY                                                February 16, 2005
Securitized Products Group
                              [GRAPHIC OMITTED]
------------------------------------------------------------------------------


------------------------------------------------------------------------------
Collateral Group 3 Preliminary Mortgage Pool Data (approximate)*
------------------------------------------------------------------------------
Number of Mortgage Loans:                                                  676
Aggregate Scheduled Principal Balance:                            $204,643,888
Range of Principal Balances:                              $35,637 - $1,950,000
Average Scheduled Principal Balance:                                  $401,005
Range of Current Mortgage Rates:                               5.000% - 7.500%
Aggregate Original Principal Balance:                             $271,921,448
Weighted Average Current Mortgage Rate:                                 5.988%
Weighted Average Original Term to Maturity:                                359
Weighted Average Remaining Scheduled Term to Maturity:                     356
Weighted Average Original Loan-to-Value Ratio:                          68.30%
Owner-Occupied:                                                         89.80%
Weighted Average Credit Score:                                             714
Geographic Concentration of Mortgaged Properties Securing
  Mortgage Loans in Excess of 5% of the Aggregate Scheduled
  Principal Balance:
                              CA:                                       47.87%
                              VA:                                        5.30%
------------------------------------------------------------------------------
*Calculated by the Applicable Fraction of the Mortgage Loan contributing cashflow to Collateral Group 3, except for Average Scheduled Principal Balance and Range of Principal Balance which includes the entire outstanding principal balance of the mortgage loans that contribute portions to the respective Collateral Group.


------------------------------------------------------------------------------
Collateral Group 4 Preliminary Mortgage Pool Data (approximate)*
------------------------------------------------------------------------------
Number of Mortgage Loans:                                                  681
Aggregate Scheduled Principal Balance:                             $68,688,621
Range of Principal Balances:                               $35,087 - 1,950,000
Average Scheduled Principal Balance:                                  $396,134
Range of Current Mortgage Rates:                              5.625% - 11.375%
Aggregate Original Principal Balance:                             $270,599,068
Weighted Average Current Mortgage Rate:                                 6.307%
Weighted Average Original Term to Maturity:                                360
Weighted Average Remaining Scheduled Term to Maturity:                     355
Weighted Average Original Loan-to-Value Ratio:                          70.66%
Owner-Occupied:                                                         84.85%
Weighted Average Credit Score:                                             708
Geographic Concentration of Mortgaged Properties Securing
  Mortgage Loans in Excess of 5% of the Aggregate Scheduled
  Principal Balance:
                              CA:                                       43.01%
                              FL:                                        9.27%
                              HI:                                        5.00%
------------------------------------------------------------------------------
*Calculated by the Applicable Fraction of the Mortgage Loan contributing cashflow to Collateral Group 4, except for Average Scheduled Principal Balance and Range of Principal Balance which includes the entire outstanding principal balance of the mortgage loans that contribute portions to the respective Collateral Group.





------------------------------------------------------------------------------
The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities, instruments or transactions will conform to the terms hereof. Please refer to the important information and qualifications on the second page hereof when reviewing this information.
------------------------------------------------------------------------------



                                                                                                                    MORGAN STANLEY
                                                                                                                     1,054 records
MSM 2005-1 Aggregate                                                                                          Balance: 449,464,730
==================================================================================================================================

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
                                  of           Total       Total     Weighted       Weighted    Original
                            Mortgage         Current     Current      Average        Average     Subject  % Full-Alt      FICO
Mortgage Rates (%)             Loans     Balance ($)     Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc     Score
------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      3    1,345,766.13        0.30        5.000          4.750       75.08        83.1       765
5.001 - 5.500                     24    9,762,111.69        2.17        5.448          5.198       59.57        74.0       759
5.501 - 6.000                    687  314,792,678.21       70.04        5.879          5.629       67.83        58.5       734
6.001 - 6.500                    248   97,065,390.27       21.60        6.247          5.997       70.09        61.4       730
6.501 - 7.000                     59   19,842,288.81        4.41        6.790          6.528       73.82        29.4       719
7.001 - 7.500                     18    4,403,224.28        0.98        7.258          7.008       74.14        15.0       683
7.501 - 8.000                      5      995,724.00        0.22        7.875          7.625       86.66         0.0       700
8.001 - 8.500                      5      685,439.03        0.15        8.350          8.100       91.13         0.0       661
8.501 - 9.000                      4      535,248.17        0.12        8.787          8.537       84.95         0.0       601
11.001 - 11.500                    1       36,859.75        0.01       11.375         11.125       73.55         0.0       553
------------------------------------------------------------------------------------------------------------------------------
Total:                         1,054  449,464,730.34      100.00        6.013          5.762       68.59        57.5       732
------------------------------------------------------------------------------------------------------------------------------
Minimum: 5.000%
Maximum: 11.375%
Weighted Average: 6.013%
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
                                  of           Total       Total     Weighted        Weighted   Original
                            Mortgage         Current     Current      Average         Average    Subject  % Full-Alt      FICO
Net Coupon (%)                 Loans     Balance ($)     Balance   Coupon (%)  Net Coupon (%)    LTV (%)         Doc     Score
------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      8    2,964,172.92        0.66        5.127           4.877      60.82        67.2       765
5.001 - 5.500                    180   81,437,420.41       18.12        5.707           5.457      66.54        66.3       743
5.501 - 6.000                    700  310,275,636.66       69.03        5.981           5.730      68.40        56.9       732
6.001 - 6.500                    104   39,801,417.59        8.86        6.492           6.242      71.33        58.7       718
6.501 - 7.000                     41   11,030,067.36        2.45        6.986           6.736      75.78        23.1       704
7.001 - 7.500                      6    1,702,744.45        0.38        7.441           7.191      79.58         3.6       702
7.501 - 8.000                      8    1,356,706.64        0.30        7.975           7.725      86.92         0.0       684
8.001 - 8.500                      3      512,007.59        0.11        8.521           8.271      94.98         0.0       663
8.501 - 9.000                      3      347,696.97        0.08        8.875           8.625      79.56         0.0       587
11.001 - 11.500                    1       36,859.75        0.01       11.375          11.125      73.55         0.0       553
------------------------------------------------------------------------------------------------------------------------------
Total:                         1,054  449,464,730.34      100.00        6.013           5.762      68.59        57.5       732
------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 11.125%
Weighted Average: 5.762%
------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 10:17                                                                                                     Page 1 of 8


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,054 records
MSM 2005-1 Aggregate                                                                                          Balance: 449,464,730
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
                                  of           Total       Total     Weighted       Weighted    Original
Current Mortgage Loan       Mortgage         Current     Current      Average        Average     Subject  % Full-Alt      FICO
Principal Balance ($)          Loans     Balance ($)     Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                 53    4,244,329.95        0.94        6.409          6.159       71.79        56.5       715
100,000.01 - 200,000.00          133   19,684,302.34        4.38        6.283          6.033       73.55        52.3       717
200,000.01 - 300,000.00           93   22,793,601.47        5.07        6.183          5.922       74.61        37.6       713
300,000.01 - 400,000.00          212   77,953,582.08       17.34        5.999          5.749       69.89        62.7       730
400,000.01 - 500,000.00          245  110,291,070.58       24.54        5.962          5.712       68.09        61.5       736
500,000.01 - 600,000.00          142   78,572,651.63       17.48        5.959          5.709       71.23        68.8       729
600,000.01 - 700,000.00           88   56,561,476.60       12.58        5.974          5.724       67.76        59.0       734
700,000.01 - 800,000.00           31   23,142,709.85        5.15        6.116          5.866       63.12        39.0       738
800,000.01 - 900,000.00           23   19,562,891.46        4.35        5.914          5.664       66.94        65.3       740
900,000.01 - 1,000,000.00         26   25,609,452.83        5.70        6.040          5.790       63.17        34.7       736
1,000,000.01 -                     7    9,098,661.55        2.02        6.185          5.935       52.04        25.6       737
1,500,000.00
1,500,000.01 >=                    1    1,950,000.00        0.43        5.750          5.500       65.00         0.0       773
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,054  449,464,730.34      100.00        6.013          5.762       68.59        57.5       732
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 35,086.76
Maximum: 1,950,000.00
Average: 426,437.13
Total: 449,464,730.34
----------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 10:17                                                                                                     Page 2 of 8


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,054 records
MSM 2005-1 Aggregate                                                                                          Balance: 449,464,730
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
                                  of           Total       Total     Weighted       Weighted    Original
FICO                        Mortgage         Current     Current      Average        Average     Subject  % Full-Alt      FICO
Score                          Loans     Balance ($)     Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
Not Available                      1      454,675.00        0.10        5.875          5.625       65.00         0.0         0
Below 600                          5      831,820.65        0.19        7.159          6.909       68.62        58.0       571
601 - 625                          9    2,246,225.93        0.50        5.970          5.720       66.60        83.1       621
626 - 650                         38   12,394,750.93        2.76        6.334          6.084       72.76        61.8       638
651 - 675                         87   34,675,014.69        7.71        6.112          5.862       67.88        31.8       665
676 - 700                        156   62,227,939.46       13.84        6.070          5.820       68.89        51.4       688
701 - 725                        184   76,071,669.21       16.92        6.043          5.793       71.19        56.9       715
726 - 750                        185   81,993,321.22       18.24        5.970          5.717       69.04        53.8       739
751 - 775                        224  106,619,652.20       23.72        5.951          5.701       68.43        64.3       763
776 - 800                        147   65,437,641.16       14.56        5.952          5.702       65.54        69.9       786
801 - 825                         18    6,512,019.89        1.45        6.004          5.754       59.71        56.9       806
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,054  449,464,730.34      100.00        6.013          5.762       68.59        57.5       732
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 545
Maximum: 817
Non-Zero Weighted Average: 732
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
                                  of           Total       Total     Weighted       Weighted    Original
                            Mortgage         Current     Current      Average        Average     Subject  % Full-Alt      FICO
Documentation Level            Loans     Balance ($)     Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
Full/Alt                         601  258,467,896.84       57.51        5.969          5.719       70.74       100.0       737
Limited                          262  109,625,331.36       24.39        6.063          5.813       70.38         0.0       723
No Documentation                 117   51,571,081.44       11.47        6.079          5.824       57.00         0.0       729
No Ratio                          33   17,142,176.61        3.81        6.234          5.984       63.83         0.0       714
Lite                              41   12,658,244.09        2.82        5.899          5.649       62.86         0.0       744
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,054  449,464,730.34      100.00        6.013          5.762       68.59        57.5       732
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 10:17                                                                                                     Page 3 of 8


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,054 records
MSM 2005-1 Aggregate                                                                                          Balance: 449,464,730
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
                                  of           Total       Total     Weighted       Weighted    Original
Original                    Mortgage         Current     Current      Average        Average     Subject  % Full-Alt      FICO
Loan-to-Value Ratio (%)        Loans     Balance ($)     Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                          17    5,594,165.40        1.24        5.810          5.560       23.31        16.8       757
30.01 - 35.00                     11    5,302,493.99        1.18        5.845          5.595       33.49        34.7       765
35.01 - 40.00                     15    6,163,287.37        1.37        6.005          5.755       37.53        53.1       747
40.01 - 45.00                     19    9,371,069.19        2.08        6.051          5.801       42.58        48.4       743
45.01 - 50.00                     39   19,265,309.04        4.29        6.033          5.783       48.04        35.9       727
50.01 - 55.00                     55   26,152,072.22        5.82        5.948          5.698       52.77        51.2       734
55.01 - 60.00                     74   35,222,492.00        7.84        5.920          5.670       57.90        47.4       729
60.01 - 65.00                    125   62,422,798.35       13.89        5.933          5.683       63.49        45.4       734
65.01 - 70.00                     93   44,424,447.13        9.88        6.006          5.756       68.39        52.9       731
70.01 - 75.00                    132   61,754,920.41       13.74        5.993          5.743       73.61        67.2       726
75.01 - 80.00                    410  159,252,511.34       35.43        6.055          5.805       79.45        68.3       733
80.01 - 85.00                      5    1,140,650.99        0.25        6.172          5.922       84.51       100.0       709
85.01 - 90.00                     28    7,111,250.34        1.58        6.328          6.078       89.46        68.3       728
90.01 - 95.00                     14    2,827,657.17        0.63        6.957          6.620       94.38        34.5       697
95.01 - 100.00                    17    3,459,605.40        0.77        6.231          5.981       99.76        52.7       702
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,054  449,464,730.34      100.00        6.013          5.762       68.59        57.5       732
Minimum: 15.63%
Maximum: 100.00%
Weighted Average by Current Balance: 68.59%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
Coverage on Loans with            of           Total       Total     Weighted       Weighted    Original
Original Loan-to-Value      Mortgage         Current     Current      Average        Average     Subject  % Full-Alt      FICO
Ratios above 80%               Loans     Balance ($)     Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
N                                  3      370,060.62        2.55        8.087          7.837       92.82        26.5       665
Y                                 41   10,128,414.57       69.66        6.446          6.171       90.23        64.8       720
Y-Pledged Assets                  20    4,040,688.71       27.79        6.185          5.935       98.07        52.8       705
----------------------------------------------------------------------------------------------------------------------------------
Total:                            64   14,539,163.90      100.00        6.415          6.148       92.48        60.5       714
----------------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 10:17                                                                                                     Page 4 of 8


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,054 records
MSM 2005-1 Aggregate                                                                                          Balance: 449,464,730
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
Geographic                        of           Total       Total     Weighted       Weighted    Original
Distribution                Mortgage         Current     Current      Average        Average     Subject  % Full-Alt      FICO
by Balance                     Loans     Balance ($)     Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
California                       431  205,821,376.06       45.79        5.959          5.709       66.70        42.1       732
Virginia                          71   31,727,306.93        7.06        5.943          5.693       71.98        90.8       736
New York                          52   23,564,724.50        5.24        6.069          5.819       62.40        66.7       743
Florida                           77   20,215,505.99        4.50        6.396          6.146       72.16        50.0       715
Illinois                          36   15,404,499.57        3.43        6.036          5.770       73.24        66.8       716
Maryland                          31   14,310,897.86        3.18        6.045          5.795       72.85        91.7       750
Colorado                          36   13,532,432.04        3.01        5.907          5.657       67.29        67.4       744
Hawaii                            16   11,126,822.38        2.48        6.234          5.984       62.94        23.5       707
New Jersey                        26   10,665,283.70        2.37        6.017          5.767       67.56        78.9       718
Texas                             33   10,604,927.14        2.36        6.138          5.888       74.39        42.9       732
Other                            245   92,490,954.17       20.58        6.022          5.772       71.31        74.6       734
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,054  449,464,730.34      100.00        6.013          5.762       68.59        57.5       732
----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 45
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
                                  of           Total       Total     Weighted       Weighted    Original
                            Mortgage         Current     Current      Average        Average     Subject  % Full-Alt      FICO
Purpose                        Loans     Balance ($)     Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
Purchase                         520  213,314,781.02       47.46        6.053          5.802       73.39        68.3       740
Refinance - Cashout              342  151,529,865.74       33.71        6.016          5.766       63.26        37.4       717
Refinance - Rate Term            192   84,620,083.58       18.83        5.905          5.655       66.03        66.2       738
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,054  449,464,730.34      100.00        6.013          5.762       68.59        57.5       732
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
                                  of           Total       Total     Weighted       Weighted    Original
                            Mortgage         Current     Current      Average        Average     Subject  % Full-Alt      FICO
Property Type                  Loans     Balance ($)     Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          724  315,860,827.30       70.27        5.997          5.747       67.72        55.7       731
Planned Unit Development         220   95,279,560.02       21.20        6.017          5.765       71.65        67.2       735
Condominium                       65   22,419,893.76        4.99        6.124          5.874       71.73        62.9       733
2-4 Family                        37   14,137,729.98        3.15        6.182          5.932       65.72        23.2       726
Co-op                              8    1,766,719.28        0.39        5.840          5.590       41.41        63.3       746
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,054  449,464,730.34      100.00        6.013          5.762       68.59        57.5       732
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 10:17                                                                                                     Page 5 of 8


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,054 records
MSM 2005-1 Aggregate                                                                                          Balance: 449,464,730
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Weighted
                              Number                        % of                                 Average
                                  of           Total       Total     Weighted       Weighted    Original
                            Mortgage         Current     Current      Average        Average     Subject  % Full-Alt      FICO
Occupancy                      Loans     Balance ($)     Balance   Coupon (%) Net Coupon (%)     LTV (%)         Doc     Score
----------------------------------------------------------------------------------------------------------------------------------
Primary                          936  409,734,281.30       91.16        5.993          5.742       68.83        59.5       732
Investment                        75   23,955,951.08        5.33        6.266          6.016       66.96        25.6       727
Second Home                       43   15,774,497.96        3.51        6.139          5.889       64.83        54.6       741
----------------------------------------------------------------------------------------------------------------------------------
Total:                         1,054  449,464,730.34      100.00        6.013          5.762       68.59        57.5       732
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Weighted
                           Number                         % of                                Average
                               of            Total       Total     Weighted       Weighted    Original
Remaining Term           Mortgage          Current     Current      Average       Average     Subject   % Full-Alt     FICO
to Stated Maturity          Loans      Balance ($)     Balance   Coupon (%)   Net Coupon (%)   LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
229 - 231                       2       760,744.38        0.17        5.500         5.250       58.15        100.0      683
235 - 237                       1        64,449.48        0.01        6.250         6.000       56.03          0.0      777
286 - 288                       2       264,922.23        0.06        9.223         8.973       72.87          0.0      546
298 - 300                       1       319,529.29        0.07        5.875         5.625       54.48        100.0      759
304 - 306                       1        35,086.76        0.01        8.875         8.625       74.49          0.0      614
307 - 309                       1        84,392.73        0.02        8.250         8.000       80.00          0.0      576
316 - 318                       2       254,661.41        0.06        7.059         6.809       94.50        100.0      728
319 - 321                       7     1,305,858.74        0.29        6.712         6.462       83.89         53.0      706
322 - 324                      15     2,341,459.60        0.52        6.288         6.038       80.29         80.9      722
325 - 327                       8       943,254.25        0.21        6.470         6.220       69.53         90.9      725
328 - 330                       1       264,843.95        0.06        6.875         6.625       98.56          0.0      696
340 - 342                       1       280,451.82        0.06        6.875         6.625       78.95          0.0      674
343 - 345                       1       415,420.77        0.09        6.500         6.250       90.00        100.0      716
346 - 348                       5       874,116.16        0.19        7.379         7.129       92.96         36.6      704
349 - 351                      15     5,943,018.02        1.32        5.538         5.288       68.21         70.3      730
352 - 354                     126    51,866,493.42       11.54        6.290         6.040       69.07         84.5      739
355 - 357                     560   259,222,087.80       57.67        5.979         5.729       68.42         59.1      734
358 - 360                     305   124,223,939.53       27.64        5.951         5.699       68.08         41.6      725
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,054   449,464,730.34      100.00        6.013         5.762       68.59         57.5      732
----------------------------------------------------------------------------------------------------------------------------------
Minimum:230
Maximum:360
Weighted Average: 356
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 10:17                                                                                                     Page 6 of 8


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,054 records
MSM 2005-1 Aggregate                                                                                          Balance: 449,464,730
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                           Number                         % of                                Average
                               of            Total       Total     Weighted      Weighted    Original
                         Mortgage          Current     Current      Average       Average     Subject   % Full-Alt     FICO
Product Type                Loans      Balance ($)     Balance   Coupon (%)     Net Coupon(%) LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
10 Year IO - 30 Year Fixed    375   134,759,120.81       29.98        6.062         5.812       70.09         38.8     726
20 Year Fixed                   3       825,193.86        0.18        5.559         5.309       57.98         92.2     691
25 Year Fixed                   1       319,529.29        0.07        5.875         5.625       54.48        100.0     759
30 Year Fixed                 673   313,074,984.38       69.66        5.991         5.741       67.97         65.4     734
5 Year IO - 30 Year Fixed       2       485,902.00        0.11        6.869         6.619       75.00         52.5     755
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,054   449,464,730.34      100.00        6.013         5.762       68.59         57.5     732
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                           Number                         % of                                Average
                               of            Total       Total     Weighted     Weighted     Original
                         Mortgage          Current     Current      Average      Average      Subject   % Full-Alt     FICO
Interest Only               Loans      Balance ($)     Balance   Coupon (%)    Net Coupon (%)  LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
N                             677   314,219,707.53       69.91        5.990         5.739       67.93         65.6      734
Y                             377   135,245,022.81       30.09        6.065         5.815       70.11         38.8      726
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,054   449,464,730.34      100.00        6.013         5.762       68.59         57.5      732
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                           Number                         % of                                Average
                               of            Total       Total     Weighted     Weighted     Original
                         Mortgage          Current     Current      Average      Average      Subject   % Full-Alt     FICO
Prepayment Penalty Flag     Loans      Balance ($)     Balance   Coupon (%)    Net Coupon(%)  LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
N                             669   291,107,683.67       64.77        5.972         5.721       68.36         69.7      737
Y                             385   158,357,046.67       35.23        6.087         5.837       69.01         35.1      722
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,054   449,464,730.34      100.00        6.013         5.762       68.59         57.5      732
----------------------------------------------------------------------------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 10:17                                                                                                     Page 7 of 8


                                                                                                                    MORGAN STANLEY
                                                                                                                     1,054 records
MSM 2005-1 Aggregate                                                                                          Balance: 449,464,730
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Weighted
                           Number                         % of                                Average
                               of            Total       Total     Weighted     Weighted      Original
                         Mortgage          Current     Current      Average      Average      Subject   % Full-Alt     FICO
Prepayment Penalty Term     Loans      Balance ($)     Balance   Coupon (%)   Net Coupon(%)   LTV (%)          Doc    Score
----------------------------------------------------------------------------------------------------------------------------------
0                             669   291,107,683.67       64.77        5.972         5.721       68.36         69.7      737
4                               6     2,066,127.12        0.46        6.178         5.928       72.88         30.3      734
6                              22    12,095,478.09        2.69        5.926         5.676       64.08         29.1      733
7                               5     1,735,795.15        0.39        6.243         5.993       73.71         61.3      711
8                              24    11,723,762.35        2.61        5.907         5.657       64.19         73.4      752
12                             11     3,199,363.14        0.71        6.337         6.087       66.29         41.3      713
24                             12     6,223,095.88        1.38        6.109         5.859       61.89         16.8      713
36                             89    35,364,778.88        7.87        6.099         5.849       70.45         29.0      720
48                              2       523,791.89        0.12        6.055         5.805       62.22         56.1      679
60                            214    85,424,854.17       19.01        6.113         5.863       70.24         33.8      718
----------------------------------------------------------------------------------------------------------------------------------
Total:                      1,054   449,464,730.34      100.00        6.013         5.762       68.59         57.5      732
----------------------------------------------------------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 10:17                                                                                                     Page 8 of 8



                                                                                                                    MORGAN STANLEY
                                                                                                                       363 records
MSM 2005-1 Group 1                                                                                            Balance: 142,567,839
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
                            Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Mortgage Rates (%)             Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      1            226,817.73              0.16            226,817.73       5.000           4.750
5.001 - 5.500                     16          7,316,083.09              5.13          7,316,083.09       5.445           5.195
5.501 - 6.000                    273        110,347,209.64             77.40        131,719,781.87       5.860           5.610
6.001 - 6.500                     69         24,099,045.46             16.90         35,410,177.52       6.210           5.960
6.501 - 7.000                      3            508,683.07              0.36          1,207,360.54       6.798           6.548
7.001 - 7.500                      1             70,000.00              0.05            252,000.00       7.125           6.875
----------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
----------------------------------------------------------------------------------------------------------------------------------
Minimum:  5.000%
Maximum:  7.125%
Weighted Average: 5.900%
----------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------
                             Weighted
                              Average
                             Original
                              Subject  % Full-Alt       FICO
Mortgage Rates (%)            LTV (%)         Doc      Score
4.501 - 5.000                   80.00         0.0        790
5.001 - 5.500                   59.01        71.0        772
5.501 - 6.000                   68.52        87.9        760
6.001 - 6.500                   67.53        95.0        766
6.501 - 7.000                   78.89       100.0        783
7.001 - 7.500                   80.00       100.0        730
--------------------------------------------------------------
Total:                          67.93        88.2        762
--------------------------------------------------------------
Minimum:  5.000%
Maximum:  7.125%
Weighted Average: 5.900%
--------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
                            Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Net Coupon (%)                 Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                      4          1,519,608.45              1.07          1,519,608.45       5.194           4.944
5.001 - 5.500                     87         39,195,606.05             27.49         42,978,802.52       5.693           5.443
5.501 - 6.000                    254         96,682,597.83             67.82        122,437,462.49       5.965           5.715
6.001 - 6.500                     16          4,904,575.35              3.44          8,441,758.20       6.434           6.184
6.501 - 7.000                      2            265,451.31              0.19            754,589.09       6.941           6.691
--------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 4.750%
Maximum: 6.875%
Weighted Average: 5.650%
--------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------
                              Weighted
                               Average
                              Original
                               Subject  % Full-Alt       FICO
Net Coupon (%)                 LTV (%)         Doc      Score
-------------------------------------------------------------
4.501 - 5.000                    46.73        42.4        781
5.001 - 5.500                    64.49        68.9        763
5.501 - 6.000                    69.58        96.1        760
6.001 - 6.500                    68.86       100.0        767
6.501 - 7.000                    80.00       100.0        757
-------------------------------------------------------------
Total:                           67.93        88.2        762
-------------------------------------------------------------
Minimum: 4.750%
Maximum: 6.875%
Weighted Average: 5.650%
-------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:36                                                                                                   Page 1  of  9



                                                                                                                    MORGAN STANLEY
                                                                                                                       363 records
MSM 2005-1 Group 1                                                                                            Balance: 142,567,839
==================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
Current Mortgage Loan       Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Principal Balance ($)          Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
---------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                  5            313,666.38              0.22            408,748.10       6.011           5.761
100,000.01 - 200,000.00           15          1,860,502.01              1.30          2,199,028.82       5.834           5.584
200,000.01 - 300,000.00           15          2,955,813.28              2.07          3,738,257.97       5.790           5.540
300,000.01 - 400,000.00           84         25,362,440.35             17.79         31,549,055.68       5.918           5.668
400,000.01 - 500,000.00          106         39,232,409.46             27.52         48,050,004.59       5.889           5.639
500,000.01 - 600,000.00           66         29,434,696.36             20.65         36,411,088.09       5.910           5.660
600,000.01 - 700,000.00           40         20,913,250.78             14.67         25,700,819.78       5.888           5.638
700,000.01 - 800,000.00           11          6,363,069.29              4.46          8,227,366.54       5.957           5.707
800,000.01 - 900,000.00           12          8,544,992.47              5.99         10,214,882.94       5.849           5.599
900,000.01 - 1,000,000.00          7          5,361,887.65              3.76          6,897,109.80       5.983           5.733
1,000,000.01 - 1,500,000.00        2          2,225,110.96              1.56          2,735,858.44       5.901           5.651
---------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 55,945.57
Maximum: 1,495,279.19
Average: 485,212.73
Total: 176,132,220.75
---------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------





                             Weighted
                              Average
                             Original
Current Mortgage Loan         Subject  % Full-Alt       FICO
Principal Balance ($)         LTV (%)         Doc      Score
------------------------------------------------------------
0.01 - 100,000.00               68.60        56.5        781
100,000.01 - 200,000.00         57.58        72.8        785
200,000.01 - 300,000.00         68.93        62.9        760
300,000.01 - 400,000.00         68.81        92.7        764
400,000.01 - 500,000.00         68.06        93.7        761
500,000.01 - 600,000.00         70.98        95.2        754
600,000.01 - 700,000.00         67.22        91.2        762
700,000.01 - 800,000.00         66.62        82.0        772
800,000.01 - 900,000.00         67.04        49.1        761
900,000.01 - 1,000,000.00       62.62        86.6        768
1,000,000.01 - 1,500,000.00     49.02        40.3        773
------------------------------------------------------------
Total:                          67.93        88.2        762
------------------------------------------------------------
Minimum: 55,945.57
Maximum: 1,495,279.19
Average: 485,212.73
Total: 176,132,220.75
----------------------------






----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:36                                                                                                   Page 2  of  9


                                                                                                                    MORGAN STANLEY
                                                                                                                       363 records
MSM 2005-1 Group 1                                                                                            Balance: 142,567,839
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
FICO                        Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Score                          Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
701 - 725                         36         14,527,875.42             10.19         17,931,921.73       5.908           5.658
726 - 750                         80         32,255,084.33             22.62         39,599,470.53       5.891           5.641
751 - 775                        117         47,599,169.19             33.39         59,094,374.76       5.914           5.664
776 - 800                        114         43,285,263.47             30.36         53,279,440.36       5.885           5.635
801 - 825                         16          4,900,446.58              3.44          6,227,013.37       5.941           5.691
--------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 702
Maximum: 817
Non-Zero Weighted Average: 762
--------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------





                                 Weighted
                                  Average
                                 Original
FICO                              Subject  % Full-Alt       FICO
Score                             LTV (%)         Doc      Score
----------------------------------------------------------------
701 - 725                           71.22       100.0        720
726 - 750                           69.40        86.2        739
751 - 775                           69.57        92.0        763
776 - 800                           64.87        84.4        786
801 - 825                           59.59        62.0        806
----------------------------------------------------------------
Total:                              67.93        88.2        762
----------------------------------------------------------------
Non-Zero Minimum: 702
Maximum: 817
Non-Zero Weighted Average: 762
----------------------------------------------------------------



----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
                            Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Documentation Level            Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
Full/Alt                         323        125,714,744.54             88.18        156,878,763.69       5.921           5.671
No Documentation                  11          6,239,284.82              4.38          7,410,501.99       5.837           5.587
Limited                           15          5,766,860.46              4.04          6,302,917.40       5.677           5.427
Lite                              13          4,660,282.50              3.27          5,330,037.67       5.707           5.457
No Ratio                           1            186,666.67              0.13            210,000.00       5.750           5.500
----------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
----------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------





                            Weighted
                             Average
                            Original
                             Subject  % Full-Alt       FICO
Documentation Level          LTV (%)         Doc      Score
-----------------------------------------------------------
Full/Alt                       69.36       100.0        760
No Documentation               55.03         0.0        775
Limited                        61.33         0.0        757
Lite                           55.30         0.0        785
No Ratio                       53.85         0.0        729
-----------------------------------------------------------
Total:                         67.93        88.2        762
-----------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:36                                                                                                   Page 3  of  9


                                                                                                                    MORGAN STANLEY
                                                                                                                       363 records
MSM 2005-1 Group 1                                                                                            Balance: 142,567,839
==================================================================================================================================



---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
Original                    Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Loan-to-Value Ratio (%)        Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
---------------------------------------------------------------------------------------------------------------------------------
<= 30.00                           9          2,381,531.63              1.67          2,570,018.44       5.579           5.329
30.01 - 35.00                      5          2,921,597.71              2.05          3,363,709.14       5.784           5.534
35.01 - 40.00                      8          2,686,087.21              1.88          3,514,607.70       6.001           5.751
40.01 - 45.00                      5          1,873,445.52              1.31          2,662,614.29       6.152           5.902
45.01 - 50.00                     14          4,542,235.29              3.19          5,740,382.69       5.954           5.704
50.01 - 55.00                     24          9,153,598.71              6.42         11,192,533.42       5.870           5.620
55.01 - 60.00                     28         12,323,215.03              8.64         14,698,325.67       5.846           5.596
60.01 - 65.00                     39         17,401,048.59             12.21         21,233,776.53       5.887           5.637
65.01 - 70.00                     30         13,092,851.32              9.18         15,902,687.41       5.874           5.624
70.01 - 75.00                     48         20,688,724.75             14.51         25,285,137.85       5.890           5.640
75.01 - 80.00                    144         52,868,520.47             37.08         66,544,044.44       5.931           5.681
80.01 - 85.00                      1            412,037.24              0.29            529,762.17       6.000           5.750
85.01 - 90.00                      6          1,908,579.63              1.34          2,490,436.29       5.961           5.711
95.01 - 100.00                     2            314,365.89              0.22            404,184.71       6.000           5.750
---------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
---------------------------------------------------------------------------------------------------------------------------------
Minimum: 17.35%
Maximum: 100.00%
Weighted Average by Current Balance: 67.93%
---------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------
                                            Weighted
                                             Average
                                            Original
Original                                     Subject  % Full-Alt       FICO
Loan-to-Value Ratio (%)                      LTV (%)         Doc      Score
----------------------------------------------------------------------------
<= 30.00                                       21.81        20.3        786
30.01 - 35.00                                  33.78        51.6        777
35.01 - 40.00                                  37.72        87.0        765
40.01 - 45.00                                  41.84       100.0        782
45.01 - 50.00                                  47.71        89.3        765
50.01 - 55.00                                  53.09        83.7        766
55.01 - 60.00                                  57.85        87.0        765
60.01 - 65.00                                  63.08        70.5        763
65.01 - 70.00                                  68.02        87.6        758
70.01 - 75.00                                  73.35        97.9        760
75.01 - 80.00                                  79.35        95.9        757
80.01 - 85.00                                  85.00       100.0        729
85.01 - 90.00                                  89.68       100.0        784
95.01 - 100.00                                100.00        23.9        794
----------------------------------------------------------------------------
Total:                                         67.93        88.2        762
----------------------------------------------------------------------------
Minimum: 17.35%
Maximum: 100.00%
Weighted Average by Current Balance: 67.93%
----------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
Coverage on Loans with        Number        Mortgage Loans    Mortgage Loans               Without
Original                          of              Based on          Based on             Regard to    Weighted        Weighted
Loan-to-Value Ratios        Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
above 80%                      Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
Y                                  7          2,320,616.87             88.07          3,020,198.46       5.968           5.718
Y-Pledged Assets                   2            314,365.89             11.93            404,184.71       6.000           5.750
--------------------------------------------------------------------------------------------------------------------------------
Total:                             9          2,634,982.76            100.00          3,424,383.17       5.972           5.722
--------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------





                              Weighted
Coverage on Loans with         Average
Original                      Original
Loan-to-Value Ratios           Subject  % Full-Alt       FICO
above 80%                      LTV (%)         Doc      Score
-------------------------------------------------------------
Y                               88.85        100.0        774
Y-Pledged Assets               100.00         23.9        794
-------------------------------------------------------------
Total:                          90.18         90.9        777
-------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:36                                                                                                   Page 4  of  9


                                                                                                                    MORGAN STANLEY
                                                                                                                       363 records
MSM 2005-1 Group 1                                                                                            Balance: 142,567,839
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
Geographic                        of              Based on          Based on             Regard to    Weighted        Weighted
Distribution                Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
by Balance                     Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
California                       160         65,760,215.38             46.13         78,308,231.37       5.837           5.587
Virginia                          40         14,522,950.63             10.19         18,249,736.66       5.952           5.702
New York                          24          9,427,441.47              6.61         12,423,854.79       5.952           5.702
Maryland                          18          6,785,065.19              4.76          8,704,967.65       5.981           5.731
Massachusetts                     11          4,008,541.82              2.81          4,987,659.57       5.937           5.687
Florida                           13          3,563,829.32              2.50          5,095,524.27       6.096           5.846
South Carolina                    10          3,470,353.47              2.43          4,656,386.28       6.051           5.801
Colorado                           8          3,258,677.50              2.29          3,853,843.44       5.836           5.586
North Carolina                     9          3,189,266.29              2.24          4,272,986.93       6.054           5.804
New Jersey                         7          3,135,295.31              2.20          3,858,665.04       5.918           5.668
Other                             63         25,446,202.61             17.85         31,720,364.75       5.926           5.676
--------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
--------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:35
--------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------





                                  Weighted
                                   Average
Geographic                        Original
Distribution                       Subject  % Full-Alt       FICO
by Balance                         LTV (%)         Doc      Score
-----------------------------------------------------------------
California                           66.70        80.5        756
Virginia                             72.98        98.7        758
New York                             59.22        84.0        776
Maryland                             71.95       100.0        766
Massachusetts                        70.88        97.9        766
Florida                              64.11        97.8        768
South Carolina                       68.69       100.0        769
Colorado                             55.24       100.0        770
North Carolina                       70.11       100.0        758
New Jersey                           70.35       100.0        764
Other                                71.40        91.5        767
-----------------------------------------------------------------
Total:                               67.93        88.2        762
-----------------------------------------------------------------
Number of States Represented:35
-----------------------------------------------------------------



--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
                            Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Purpose                        Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
Purchase                         203         76,684,310.12             53.79         97,254,464.55       5.946           5.696
Refinance - Cashout               81         34,959,449.07             24.52         41,754,265.33       5.839           5.589
Refinance - Rate Term             79         30,924,079.80             21.69         37,123,490.87       5.856           5.606
--------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
--------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------





                              Weighted
                               Average
                              Original
                               Subject  % Full-Alt       FICO
Purpose                        LTV (%)         Doc      Score
-------------------------------------------------------------
Purchase                         71.93        96.7        763
Refinance - Cashout              62.20        68.0        758
Refinance - Rate Term            64.48        89.9        762
-------------------------------------------------------------
Total:                           67.93        88.2        762
-------------------------------------------------------------






----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:36                                                                                                     Page 5 of 9



                                                                                                                    MORGAN STANLEY
                                                                                                                       363 records
MSM 2005-1 Group 1                                                                                            Balance: 142,567,839
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
                            Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Property Type                  Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence          245         97,468,546.12             68.37        119,949,804.12       5.895           5.645
Planned Unit Development          91         36,350,164.49             25.50         45,036,315.24       5.911           5.661
Condominium                       21          6,377,009.94              4.47          8,072,999.99       5.914           5.664
2-4 Family                         3          1,295,054.21              0.91          1,891,730.78       6.207           5.957
Co-op                              3          1,077,064.23              0.76          1,181,370.62       5.521           5.271
--------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
--------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------





                              Weighted
                               Average
                              Original
                               Subject  % Full-Alt       FICO
Property Type                  LTV (%)         Doc      Score
-------------------------------------------------------------
Single Family Residence          67.89        87.7        762
Planned Unit Development         69.10        91.2        757
Condominium                      68.87        90.9        779
2-4 Family                       71.00        62.9        772
Co-op                            22.52        39.9        786
-------------------------------------------------------------
Total:                           67.93        88.2        762
-------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                                                                            Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
                            Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Occupancy                      Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
Primary                          342        136,211,232.72             95.54        167,671,483.74       5.895           5.645
Second Home                       13          4,114,591.37              2.89          5,469,310.66       6.031           5.781
Investment                         8          2,242,014.90              1.57          2,991,426.35       5.973           5.723
--------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
--------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------





                              Weighted
                               Average
                              Original
                               Subject  % Full-Alt       FICO
Occupancy                      LTV (%)         Doc      Score
-------------------------------------------------------------
Primary                          68.04        89.0        761
Second Home                      66.85        93.5        771
Investment                       62.95        31.1        762
-------------------------------------------------------------
Total:                           67.93        88.2        762
-------------------------------------------------------------




----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:36                                                                                                     Page 6 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                       363 records
MSM 2005-1 Group 1                                                                                            Balance: 142,567,839
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
Remaining Term              Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
to Stated Maturity             Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
319 - 321                          1            153,229.52              0.11            162,243.02       5.625           5.375
322 - 324                          2            392,253.57              0.28            755,620.57       6.436           6.186
325 - 327                          1            125,171.74              0.09            173,314.72       6.125           5.875
349 - 351                          4          1,737,368.23              1.22          1,737,368.23       5.469           5.219
352 - 354                         57         20,584,215.24             14.44         28,761,334.09       6.105           5.855
355 - 357                        219         89,694,141.02             62.91        109,704,337.29       5.889           5.639
358 - 360                         79         29,881,459.67             20.96         34,838,002.83       5.810           5.560
--------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 321
Maximum:360
Weighted Average: 356
--------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------





                            Weighted
                             Average
                            Original
Remaining Term               Subject  % Full-Alt       FICO
to Stated Maturity           LTV (%)         Doc      Score
-----------------------------------------------------------
319 - 321                      55.02       100.0        803
322 - 324                      80.00       100.0        745
325 - 327                      53.57       100.0        773
349 - 351                      62.95        75.0        768
352 - 354                      66.36        98.1        765
355 - 357                      68.40        89.4        761
358 - 360                      67.87        78.2        760
-----------------------------------------------------------
Total:                         67.93        88.2        762
-----------------------------------------------------------
Minimum: 321
Maximum:360
Weighted Average: 356
-----------------------------------------------------------





-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
                            Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Product Type                   Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
-------------------------------------------------------------------------------------------------------------------------------
10 Year IO - 30 Year Fixed        67         25,267,038.08             17.72         31,028,617.44      5.884            5.634
30 Year Fixed                    295        117,187,500.91             82.20        144,848,678.31      5.903            5.653
5 Year IO - 30 Year Fixed          1            113,300.00              0.08            254,925.00      6.750            6.500
-------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75      5.900            5.650
-------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------





                               Weighted
                                Average
                               Original
                                Subject  % Full-Alt       FICO
Product Type                    LTV (%)         Doc      Score
--------------------------------------------------------------
10 Year IO - 30 Year Fixed        72.04        81.4        756
30 Year Fixed                     67.04        89.6        763
5 Year IO - 30 Year Fixed         75.00       100.0        801
--------------------------------------------------------------
Total:                            67.93        88.2        762
--------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:36                                                                                                     Page 7 of 9



                                                                                                                    MORGAN STANLEY
                                                                                                                       363 records
MSM 2005-1 Group 1                                                                                            Balance: 142,567,839
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
                            Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Interest Only                  Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
N                                295         117,187,500.91            82.20        144,848,678.31       5.903           5.653
Y                                 68          25,380,338.08            17.80         31,283,542.44       5.888           5.638
--------------------------------------------------------------------------------------------------------------------------------
Total:                           363         142,567,838.99           100.00        176,132,220.75       5.900           5.650
--------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------





                              Weighted
                               Average
                              Original
                               Subject  % Full-Alt       FICO
Interest Only                  LTV (%)         Doc      Score
-------------------------------------------------------------
N                                67.04        89.6        763
Y                                72.05        81.5        756
-------------------------------------------------------------
Total:                           67.93        88.2        762
-------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
                            Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Prepayment Penalty Flag        Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
N                                290         112,274,032.09            78.75        139,387,312.88       5.912           5.662
Y                                 73          30,293,806.90            21.25         36,744,907.87       5.858           5.608
--------------------------------------------------------------------------------------------------------------------------------
Total:                           363         142,567,838.99           100.00        176,132,220.75       5.900           5.650
--------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------





                              Weighted
                               Average
                              Original
                               Subject  % Full-Alt       FICO
Prepayment Penalty Flag        LTV (%)         Doc      Score
-------------------------------------------------------------
N                                67.93        94.0        762
Y                                67.92        66.6        759
-------------------------------------------------------------
Total:                           67.93        88.2        762
-------------------------------------------------------------







----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:36                                                                                                     Page 8 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                       363 records
MSM 2005-1 Group 1                                                                                            Balance: 142,567,839
==================================================================================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                                                             Total
                                                     Total              % of               Current
                                                   Current         Aggregate               Balance
                                                   Balance        Balance of         of Collateral
                                             of Collateral        Collateral               Group 1
                                                   Group 1           Group 1        Mortgage Loans
                              Number        Mortgage Loans    Mortgage Loans               Without
                                  of              Based on          Based on             Regard to    Weighted        Weighted
                            Mortgage   Applicable Fraction        Applicable   Applicable Fraction     Average         Average
Prepayment Penalty Term        Loans                   ($)          Fraction                   ($)  Coupon (%)  Net Coupon (%)
-------------------------------------------------------------------------------------------------------------------------------
0                                290        112,274,032.09             78.75        139,387,312.88       5.912           5.662
6                                  6          2,598,029.48              1.82          3,163,198.82       5.882           5.632
7                                  3            538,156.44              0.38            880,256.00       6.179           5.929
8                                 15          6,212,245.76              4.36          7,418,578.31       5.854           5.604
12                                 1            396,349.42              0.28            396,349.42       5.500           5.250
24                                 2            771,990.89              0.54          1,044,474.72       6.077           5.827
36                                17          6,123,589.66              4.30          7,472,604.17       5.847           5.597
60                                29         13,653,445.25              9.58         16,369,446.43       5.845           5.595
-------------------------------------------------------------------------------------------------------------------------------
Total:                           363        142,567,838.99            100.00        176,132,220.75       5.900           5.650
-------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------





                               Weighted
                                Average
                               Original
                                Subject  % Full-Alt       FICO
Prepayment Penalty Term         LTV (%)         Doc      Score
--------------------------------------------------------------
0                                 67.93        94.0        762
6                                 75.77        84.8        739
7                                 68.37       100.0        743
8                                 63.98       100.0        765
12                                19.00         0.0        791
24                                75.34       100.0        757
36                                66.93        38.6        769
60                                69.64        59.2        756
--------------------------------------------------------------
Total:                            67.93        88.2        762
--------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:36                                                                                                     Page 9 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       346 records
MSM 2005-1 Group 2                                                                                             Balance: 33,564,382
===================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Total
                                                         Total                     % of                  Current
                                                       Current                Aggregate                  Balance
                                                       Balance               Balance of            of Collateral
                                                 of Collateral               Collateral                  Group 2
                                Number                 Group 2                  Group 2           Mortgage Loans
                                    of          Mortgage Loans           Mortgage Loans                  Without    Weighted
                              Mortgage                Based on                 Based on                Regard to     Average
Mortgage Rates (%)               Loans Applicable Fraction ($)      Applicable Fraction  Applicable Fraction ($)  Coupon (%)
------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                      273           21,372,572.23                    63.68           131,719,781.87       5.893
6.001 - 6.500                       69           11,311,132.06                    33.70            35,410,177.52       6.238
6.501 - 7.000                        3              698,677.47                     2.08             1,207,360.54       6.805
7.001 - 7.500                        1              182,000.00                     0.54               252,000.00       7.125
------------------------------------------------------------------------------------------------------------------------------
Total:                             346           33,564,381.76                   100.00           168,589,319.93       6.035
------------------------------------------------------------------------------------------------------------------------------
Minimum:       5.625%
Maximum:       7.125%
Weighted Average: 6.035%
------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------




                                              Weighted
                                               Average
                                    Weighted  Original
                                     Average   Subject    % Full-Alt     FICO
Mortgage Rates (%)            Net Coupon (%)   LTV (%)           Doc    Score
-----------------------------------------------------------------------------
5.501 - 6.000                          5.643     69.23          91.2      759
6.001 - 6.500                          5.988     67.51          95.4      766
6.501 - 7.000                          6.555     78.99         100.0      781
7.001 - 7.500                          6.875     80.00         100.0      730
-----------------------------------------------------------------------------
Total:                                 5.785     68.91          92.8      762
-----------------------------------------------------------------------------
Minimum:       5.625%
Maximum:       7.125%
Weighted Average: 6.035%
-----------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Total
                                                         Total                     % of                  Current
                                                       Current                Aggregate                  Balance
                                                       Balance               Balance of            of Collateral
                                                 of Collateral               Collateral                  Group 2
                                Number                 Group 2                  Group 2           Mortgage Loans
                                    of          Mortgage Loans           Mortgage Loans                  Without    Weighted
                              Mortgage                Based on                 Based on                Regard to     Average
Net Coupon (%)                   Loans Applicable Fraction ($)      Applicable Fraction  Applicable Fraction ($)  Coupon (%)
------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                       74            3,783,196.47                    11.27            36,955,510.15       5.739
5.501 - 6.000                      254           25,754,864.66                    76.73           122,437,462.49       6.003
6.001 - 6.500                       16            3,537,182.85                    10.54             8,441,758.20       6.455
6.501 - 7.000                        2              489,137.78                     1.46               754,589.09       6.968
------------------------------------------------------------------------------------------------------------------------------
Total:                             346           33,564,381.76                   100.00           168,589,319.93       6.035
------------------------------------------------------------------------------------------------------------------------------
Minimum:       5.375%
Maximum:       6.875%
Weighted Average: 5.785%
-------------------------------------------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------




                                              Weighted
                                               Average
                                    Weighted  Original
                                     Average   Subject    % Full-Alt     FICO
Net Coupon (%)                Net Coupon (%)   LTV (%)           Doc    Score
-----------------------------------------------------------------------------
5.001 - 5.500                          5.489     64.74          66.5      762
5.501 - 6.000                          5.753     69.17          95.6      761
6.001 - 6.500                          6.205     69.96         100.0      768
6.501 - 7.000                          6.718     80.00         100.0      753
-----------------------------------------------------------------------------
Total:                                 5.785     68.91          92.8      762
-----------------------------------------------------------------------------
Minimum:       5.375%
Maximum:       6.875%
Weighted Average: 5.785%
-----------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:38                                                                                                     Page 1 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       346 records
MSM 2005-1 Group 2                                                                                             Balance: 33,564,382
===================================================================================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                           Total
                                                         Total                     % of                  Current
                                                       Current                Aggregate                  Balance
                                                       Balance               Balance of            of Collateral
                                                 of Collateral               Collateral                  Group 2
                                Number                 Group 2                  Group 2           Mortgage Loans
                                    of          Mortgage Loans           Mortgage Loans                  Without    Weighted
Current Mortgage Loan         Mortgage                Based on                 Based on                Regard to     Average
Principal Balance ($)            Loans Applicable Fraction ($)      Applicable Fraction  Applicable Fraction ($)  Coupon (%)
-------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                    5               95,081.72                     0.28               408,748.10       6.065
100,000.01 - 200,000.00             15              338,526.81                     1.01             2,199,028.82       5.917
200,000.01 - 300,000.00             12              782,444.69                     2.33             2,993,690.24       6.402
300,000.01 - 400,000.00             80            6,186,615.33                    18.43            30,065,903.43       6.036
400,000.01 - 500,000.00            101            8,817,595.13                    26.27            45,785,192.62       6.003
500,000.01 - 600,000.00             64            6,976,391.73                    20.79            35,385,051.75       6.019
600,000.01 - 700,000.00             38            4,787,569.00                    14.26            24,449,066.29       6.022
700,000.01 - 800,000.00             10            1,864,297.25                     5.55             7,454,787.50       6.190
800,000.01 - 900,000.00             12            1,669,890.47                     4.98            10,214,882.94       5.966
900,000.01 - 1,000,000.00            7            1,535,222.15                     4.57             6,897,109.80       6.064
1,000,000.01 - 1,500,000.00          2              510,747.48                     1.52             2,735,858.44       6.003
-------------------------------------------------------------------------------------------------------------------------------
Total:                             346           33,564,381.76                   100.00           168,589,319.93       6.035
-------------------------------------------------------------------------------------------------------------------------------
Minimum: 55,945.57
Maximum: 1,495,279.19
Average: 487,252.37
Total: 168,589,319.93
-------------------------------------------------------------------------------------------------------------------------------




----------------------------------------------------------------------------




                                             Weighted
                                              Average
                                   Weighted  Original
Current Mortgage Loan               Average   Subject    % Full-Alt     FICO
Principal Balance ($)        Net Coupon (%)   LTV (%)           Doc    Score
----------------------------------------------------------------------------
0.01 - 100,000.00                     5.815     73.05          71.3      780
100,000.01 - 200,000.00               5.667     55.99          73.5      788
200,000.01 - 300,000.00               6.152     72.01          89.1      755
300,000.01 - 400,000.00               5.786     71.60          97.4      764
400,000.01 - 500,000.00               5.753     68.20          96.8      760
500,000.01 - 600,000.00               5.769     72.57          97.5      754
600,000.01 - 700,000.00               5.772     68.94          97.7      762
700,000.01 - 800,000.00               5.940     63.98          82.6      776
800,000.01 - 900,000.00               5.716     66.94          57.7      758
900,000.01 - 1,000,000.00             5.814     58.08          82.0      775
1,000,000.01 - 1,500,000.00           5.753     58.58          67.5      771
----------------------------------------------------------------------------
Total:                                5.785     68.91          92.8      762
----------------------------------------------------------------------------
Minimum: 55,945.57
Maximum: 1,495,279.19
Average: 487,252.37
Total: 168,589,319.93
----------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:38                                                                                                      Page 2 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       346 records
MSM 2005-1 Group 2                                                                                             Balance: 33,564,382
===================================================================================================================================

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
FICO                              Mortgage                 Based on                Based on                Regard to     Average
Score                                Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
701 - 725                               35             3,404,046.31                   10.14            17,568,528.16       6.010
726 - 750                               78             7,344,386.20                   21.88            38,943,490.04       6.015
751 - 775                              111            11,495,205.57                   34.25            56,072,316.75       6.036
776 - 800                              107             9,994,176.89                   29.78            50,242,719.77       6.046
801 - 825                               15             1,326,566.79                    3.95             5,762,265.21       6.121
----------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 702
Maximum: 817
Non-Zero Weighted Average: 762
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------




                                                  Weighted
                                                   Average
                                       Weighted   Original
FICO                                    Average    Subject    % Full-Alt    FICO
Score                            Net Coupon (%)    LTV (%)           Doc   Score
--------------------------------------------------------------------------------
701 - 725                                 5.760      73.03         100.0     721
726 - 750                                 5.765      69.43          93.9     739
751 - 775                                 5.786      70.07          95.9     763
776 - 800                                 5.796      66.81          91.9     786
801 - 825                                 5.871      61.26          49.9     805
--------------------------------------------------------------------------------
Total:                                    5.785      68.91          92.8     762
--------------------------------------------------------------------------------
Non-Zero Minimum: 702
Maximum: 817
Non-Zero Weighted Average: 762
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Documentation Level                  Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
---------------------------------------------------------------------------------------------------------------------------------
Full/Alt                               312            31,164,019.15                   92.85           151,685,746.06       6.046
No Documentation                        11             1,171,217.17                    3.49             7,410,501.99       5.953
Lite                                    10               669,755.17                    2.00             4,106,234.39       5.896
Limited                                 12               536,056.94                    1.60             5,176,837.49       5.743
No Ratio                                 1                23,333.33                    0.07               210,000.00       5.750
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Documentation Level               Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
Full/Alt                                   5.796      69.57         100.0     761
No Documentation                           5.703      55.88           0.0     785
Lite                                       5.646      65.03           0.0     783
Limited                                    5.493      64.67           0.0     757
No Ratio                                   5.500      53.85           0.0     729
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------





----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:38                                                                                                      Page 3 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       346 records
MSM 2005-1 Group 2                                                                                             Balance: 33,564,382
===================================================================================================================================

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
Original                          Mortgage                 Based on                Based on                Regard to     Average
Loan-to-Value Ratio (%)              Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
---------------------------     ----------  ------------------------   --------------------  ------------------------ ------------
<= 30.00                                 6               188,486.81                    0.56             1,176,683.47       5.895
30.01 - 35.00                            4               442,111.43                    1.32             2,898,960.98       5.876
35.01 - 40.00                            8               828,520.49                    2.47             3,514,607.70       6.127
40.01 - 45.00                            5               789,168.77                    2.35             2,662,614.29       6.202
45.01 - 50.00                           14             1,198,147.40                    3.57             5,740,382.69       6.028
50.01 - 55.00                           22             2,038,934.71                    6.07            10,395,318.99       6.037
55.01 - 60.00                           27             2,375,110.64                    7.08            14,334,932.10       5.954
60.01 - 65.00                           37             3,832,727.94                   11.42            20,430,274.84       5.994
65.01 - 70.00                           28             2,809,836.09                    8.37            15,000,906.84       5.988
70.01 - 75.00                           48             4,596,413.10                   13.69            25,285,137.85       5.996
75.01 - 80.00                          139            13,675,523.97                   40.74            64,200,363.02       6.068
80.01 - 85.00                            1               117,724.93                    0.35               529,762.17       6.000
85.01 - 90.00                            5               581,856.66                    1.73             2,015,190.28       6.237
95.01 - 100.00                           2                89,818.82                    0.27               404,184.71       6.000
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
---------------------------------------------------------------------------------------------------------------------------------
Minimum:       17.35%
Maximum:       100.00%
Weighted Average by Current
Balance: 68.91%
---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
Original                                 Average    Subject    % Full-Alt    FICO
Loan-to-Value Ratio (%)           Net Coupon (%)    LTV (%)           Doc   Score
------------------------------  ------------------ ------------ ---------- ---------
<= 30.00                                   5.645      23.05          56.7     782
30.01 - 35.00                              5.626      33.30          56.9     772
35.01 - 40.00                              5.877      37.80          94.0     772
40.01 - 45.00                              5.952      42.07         100.0     779
45.01 - 50.00                              5.778      47.88          94.9     765
50.01 - 55.00                              5.787      52.78          91.6     767
55.01 - 60.00                              5.704      57.86          84.0     762
60.01 - 65.00                              5.744      62.84          76.8     767
65.01 - 70.00                              5.738      68.06          94.7     756
70.01 - 75.00                              5.746      73.42          98.8     761
75.01 - 80.00                              5.818      79.43          97.8     758
80.01 - 85.00                              5.750      85.00         100.0     729
85.01 - 90.00                              5.987      89.66         100.0     776
95.01 - 100.00                             5.750     100.00          23.9     794
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------
Minimum:       17.35%
Maximum:       100.00%
Weighted Average by Current
---------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------

                                                                                             Total                    % of
                                                                                           Current               Aggregate
                                                                                           Balance              Balance of
                                                                                     of Collateral              Collateral
                                                                   Number                  Group 2                 Group 2
                                                                       of           Mortgage Loans          Mortgage Loans
                                                                 Mortgage                 Based on                Based on
Coverage on Loans with Original Loan-to-Value Ratios above 80%      Loans  Applicable Fraction ($)     Applicable Fraction
----------------------------------------------------------------------------------------------------------------------------
Y                                                                       6               699,581.59                   88.62
Y-Pledged Assets                                                        2                89,818.82                   11.38
----------------------------------------------------------------------------------------------------------------------------
Total:                                                                  8               789,400.41                  100.00
----------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------------------------------
                                                                                   Total
                                                                                 Current
                                                                                 Balance
                                                                           of Collateral
                                                                                 Group 2                               Weighted
                                                                          Mortgage Loans                                Average
                                                                                 Without    Weighted        Weighted   Original
                                                                               Regard to     Average         Average    Subject
Coverage on Loans with Original Loan-to-Value Ratios above 80%   Applicable Fraction ($)  Coupon (%)  Net Coupon (%)    LTV (%)
---------------------------------------------------------------------------------------------------------------------------------
Y                                                                           2,544,952.45       6.197           5.947      88.88
Y-Pledged Assets                                                              404,184.71       6.000           5.750     100.00
---------------------------------------------------------------------------------------------------------------------------------
Total:                                                                      2,949,137.16       6.175           5.925      90.14
---------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------







                                                                 % Full-Alt    FICO
Coverage on Loans with Original Loan-to-Value Ratios above 80%          Doc   Score
-----------------------------------------------------------------------------------
Y                                                                     100.0     768
Y-Pledged Assets                                                       23.9     794
-----------------------------------------------------------------------------------
Total:                                                                 91.3     771
-----------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:38                                                                                                      Page 4 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       346 records
MSM 2005-1 Group 2                                                                                             Balance: 33,564,382
===================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
Geographic                              of           Mortgage Loans          Mortgage Loans                  Without    Weighted
Distribution                      Mortgage                 Based on                Based on                Regard to     Average
by Balance                           Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
---------------------------------------------------------------------------------------------------------------------------------
California                             148            12,548,015.99                   37.38            73,045,971.81       5.973
Virginia                                40             3,726,786.03                   11.10            18,249,736.66       5.989
New York                                22             2,996,413.32                    8.93            11,257,816.65       6.274
Maryland                                18             1,919,902.46                    5.72             8,704,967.65       6.050
Florida                                 12             1,531,694.95                    4.56             4,672,487.04       6.294
South Carolina                          10             1,186,032.81                    3.53             4,656,386.28       6.138
North Carolina                           9             1,083,720.64                    3.23             4,272,986.93       6.119
Massachusetts                           11               979,117.75                    2.92             4,987,659.57       5.962
Connecticut                              6               909,867.04                    2.71             3,651,399.60       6.110
New Jersey                               7               723,369.73                    2.16             3,858,665.04       5.940
Other                                   63             5,959,461.04                   17.76            31,231,242.70       5.979
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
---------------------------------------------------------------------------------------------------------------------------------
Number of States Represented: 35
---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
Geographic                              Weighted   Original
Distribution                             Average    Subject    % Full-Alt    FICO
by Balance                        Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
California                                 5.723      68.43          85.9     756
Virginia                                   5.739      73.70          99.0     758
New York                                   6.024      62.36          96.2     774
Maryland                                   5.800      72.81         100.0     767
Florida                                    6.044      66.99          99.0     765
South Carolina                             5.888      66.03         100.0     770
North Carolina                             5.869      68.22         100.0     763
Massachusetts                              5.712      69.93          97.5     769
Connecticut                                5.860      65.97         100.0     762
New Jersey                                 5.690      68.13         100.0     769
Other                                      5.729      70.55          92.5     764
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------
Number of States Represented: 35
---------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Purpose                              Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
Purchase                               194            20,570,154.43                   61.29            93,342,572.69       6.074
Refinance - Cashout                     76             6,794,816.26                   20.24            39,347,747.52       5.972
Refinance - Rate Term                   76             6,199,411.07                   18.47            35,898,999.72       5.974
----------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
----------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Purpose                           Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
Purchase                                   5.824      71.21          97.7     764
Refinance - Cashout                        5.722      64.99          76.9     756
Refinance - Rate Term                      5.724      65.58          94.4     761
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:38                                                                                                      Page 5 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       346 records
MSM 2005-1 Group 2                                                                                             Balance: 33,564,382
===================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Property Type                        Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
---------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                232            22,481,258.00                   66.98           114,285,851.71       6.028
Planned Unit Development                89             8,686,150.75                   25.88            44,228,157.55       6.023
Condominium                             20             1,695,990.05                    5.05             7,649,962.76       6.129
2-4 Family                               3               596,676.57                    1.78             1,891,730.78       6.214
Co-op                                    2               104,306.39                    0.31               533,617.13       5.986
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Property Type                     Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
Single Family Residence                    5.778      68.08          92.9     762
Planned Unit Development                   5.773      70.80          94.7     757
Condominium                                5.879      71.88          94.4     781
2-4 Family                                 5.964      70.23          59.7     773
Co-op                                      5.736      35.81         100.0     778
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Occupancy                            Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
---------------------------------------------------------------------------------------------------------------------------------
Primary                                325            31,460,251.02                   93.73           160,128,582.92       6.023
Second Home                             13             1,354,719.29                    4.04             5,469,310.66       6.137
Investment                               8               749,411.45                    2.23             2,991,426.35       6.336
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Occupancy                         Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
Primary                                    5.773      68.92          93.7     761
Second Home                                5.887      69.00          97.1     776
Investment                                 6.086      68.29          51.4     763
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:38                                                                                                      Page 6 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       346 records
MSM 2005-1 Group 2                                                                                             Balance: 33,564,382
===================================================================================================================================


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
Remaining Term                    Mortgage                 Based on                Based on                Regard to     Average
to Stated Maturity                   Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
---------------------------------------------------------------------------------------------------------------------------------
319 - 321                                1                 9,013.50                    0.03               162,243.02       5.625
322 - 324                                2               363,367.00                    1.08               755,620.57       6.740
325 - 327                                1                48,142.98                    0.14               173,314.72       6.125
352 - 354                               55             8,177,118.85                   24.36            27,897,184.59       6.228
355 - 357                              212            20,010,196.27                   59.62           106,004,113.46       5.985
358 - 360                               75             4,956,543.16                   14.77            33,596,843.57       5.867
---------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
---------------------------------------------------------------------------------------------------------------------------------
Minimum:       321
Maximum:       360
Weighted Average: 355
---------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
Remaining Term                           Average    Subject    % Full-Alt    FICO
to Stated Maturity                Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
319 - 321                                  5.375      55.02         100.0     803
322 - 324                                  6.490      80.00         100.0     760
325 - 327                                  5.875      53.57         100.0     773
352 - 354                                  5.978      66.52         100.0     765
355 - 357                                  5.735      69.64          92.2     761
358 - 360                                  5.617      69.27          83.1     759
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------
Minimum:       321
Maximum:       360
Weighted Average: 355
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Product Type                         Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
10 Year IO - 30 Year Fixed              63             5,761,579.36                   17.17            29,431,621.43       6.050
30 Year Fixed                          282            27,661,177.40                   82.41           138,902,773.50       6.028
5 Year IO - 30 Year Fixed                1               141,625.00                    0.42               254,925.00       6.750
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Product Type                      Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
10 Year IO - 30 Year Fixed                 5.800      73.49          91.4     753
30 Year Fixed                              5.778      67.93          93.1     763
5 Year IO - 30 Year Fixed                  6.500      75.00         100.0     801
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:38                                                                                                      Page 7 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       346 records
MSM 2005-1 Group 2                                                                                             Balance: 33,564,382
===================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Interest Only                        Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
N                                      282            27,661,177.40                   82.41           138,902,773.50       6.028
Y                                       64             5,903,204.36                   17.59            29,686,546.43       6.067
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Interest Only                     Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
N                                          5.778      67.93          93.1     763
Y                                          5.817      73.53          91.6     754
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Prepayment Penalty Flag              Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
N                                      279            27,113,280.79                   80.78           134,305,557.57       6.030
Y                                       67             6,451,100.97                   19.22            34,283,762.36       6.058
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Prepayment Penalty Flag           Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
N                                          5.780      68.42          96.7     762
Y                                          5.808      70.99          76.7     759
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:38                                                                                                      Page 8 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       346 records
MSM 2005-1 Group 2                                                                                             Balance: 33,564,382
===================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 2
                                    Number                  Group 2                 Group 2           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Prepayment Penalty Term              Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
0                                      279            27,113,280.79                   80.78           134,305,557.57       6.030
6                                        6               565,169.34                    1.68             3,163,198.82       5.993
7                                        3               342,099.56                    1.02               880,256.00       6.682
8                                       14             1,206,332.55                    3.59             6,950,778.23       5.926
24                                       2               272,483.83                    0.81             1,044,474.72       6.114
36                                      15             1,349,014.51                    4.02             6,954,854.17       6.115
60                                      27             2,716,001.18                    8.09            15,290,200.42       6.018
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 346            33,564,381.76                  100.00           168,589,319.93       6.035
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Prepayment Penalty Term           Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
0                                          5.780      68.42          96.7     762
6                                          5.743      78.86          91.3     745
7                                          6.432      76.32         100.0     732
8                                          5.676      65.02         100.0     769
24                                         5.864      76.33         100.0     751
36                                         5.865      66.23          39.2     777
60                                         5.768      73.16          76.6     752
---------------------------------------------------------------------------------
Total:                                     5.785      68.91          92.8     762
---------------------------------------------------------------------------------







-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:38                                                                                                      Page 9 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       676 records
MSM 2005-1 Group 3                                                                                            Balance: 204,643,888
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 3
                                    Number                  Group 3                 Group 3           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Mortgage Rates (%)                   Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            2             1,118,948.40                    0.55             1,118,948.40       5.000
5.001 - 5.500                            8             2,446,028.60                    1.20             2,446,028.60       5.459
5.501 - 6.000                          414           151,387,168.01                   73.98           183,072,896.34       5.884
6.001 - 6.500                          179            40,734,380.65                   19.91            61,655,212.75       6.253
6.501 - 7.000                           56             8,063,648.91                    3.94            18,634,928.27       6.770
7.001 - 7.500                           17               893,713.60                    0.44             4,151,224.28       7.216
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 676           204,643,888.17                  100.00           271,079,238.64       5.988
--------------------------------------------------------------------------------------------------------------------------------
Minimum:       5.000%
Maximum:       7.500%
Weighted Average: 5.988%
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Mortgage Rates (%)                Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
4.501 - 5.000                              4.750      74.08         100.0     760
5.001 - 5.500                              5.209      61.25          82.9     719
5.501 - 6.000                              5.634      67.24          37.4     715
6.001 - 6.500                              6.003      71.46          40.9     709
6.501 - 7.000                              6.496      73.14          25.4     715
7.001 - 7.500                              6.966      71.59          11.5     673
---------------------------------------------------------------------------------
Total:                                     5.737      68.30          38.4     714
---------------------------------------------------------------------------------
Minimum:       5.000%
Maximum:       7.500%
Weighted Average: 5.988%
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 3
                                    Number                  Group 3                 Group 3           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Net Coupon (%)                       Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                            4             1,444,564.47                    0.71             1,444,564.47       5.056
5.001 - 5.500                           93            34,713,082.69                   16.96            38,458,617.89       5.716
5.501 - 6.000                          446           147,417,238.53                   72.04           187,838,174.17       5.977
6.001 - 6.500                           88            17,353,588.83                    8.48            31,359,659.39       6.490
6.501 - 7.000                           39             3,481,868.14                    1.70            10,275,478.27       6.973
7.001 - 7.500                            6               233,545.51                    0.11             1,702,744.45       7.429
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 676           204,643,888.17                  100.00           271,079,238.64       5.988
--------------------------------------------------------------------------------------------------------------------------------
Minimum:       4.750%
Maximum:       7.250%
Weighted Average: 5.737%
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Net Coupon (%)                    Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
4.501 - 5.000                              4.806      75.65          93.2     748
5.001 - 5.500                              5.466      68.72          63.8     720
5.501 - 6.000                              5.726      67.52          31.2     714
6.001 - 6.500                              6.240      71.84          48.3     704
6.501 - 7.000                              6.723      75.88          17.9     702
7.001 - 7.500                              7.179      78.94           3.0     699
---------------------------------------------------------------------------------
Total:                                     5.737      68.30          38.4     714
---------------------------------------------------------------------------------
Minimum:       4.750%
Maximum:       7.250%
Weighted Average: 5.737%
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:38                                                                                                      Page 1 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       676 records
MSM 2005-1 Group 3                                                                                            Balance: 204,643,888
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 3
                                    Number                  Group 3                 Group 3           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
Current Mortgage Loan             Mortgage                 Based on                Based on                Regard to     Average
Principal Balance ($)                Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                       42             2,351,151.54                    1.15             3,441,694.88       6.104
100,000.01 - 200,000.00                113            11,142,125.28                    5.44            16,745,627.81       6.118
200,000.01 - 300,000.00                 75            13,120,027.37                    6.41            18,380,405.23       6.070
300,000.01 - 400,000.00                128            35,316,977.19                   17.26            46,404,526.40       5.991
400,000.01 - 500,000.00                138            48,280,226.10                   23.59            61,796,265.99       5.946
500,000.01 - 600,000.00                 76            33,120,601.37                   16.18            42,161,563.54       5.946
600,000.01 - 700,000.00                 48            23,522,679.57                   11.49            30,860,656.82       5.973
700,000.01 - 800,000.00                 20            10,438,635.55                    5.10            14,915,343.31       6.045
800,000.01 - 900,000.00                 11             7,416,357.02                    3.62             9,348,008.52       5.940
900,000.01 - 1,000,000.00               19            14,098,967.62                    6.89            18,712,343.03       6.022
1,000,000.01 - 1,500,000.00              5             4,102,806.23                    2.00             6,362,803.11       6.150
1,500,000.01 >=                          1             1,733,333.33                    0.85             1,950,000.00       5.750
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 676           204,643,888.17                  100.00           271,079,238.64       5.988
--------------------------------------------------------------------------------------------------------------------------------
Minimum: 35,636.72
Maximum: 1,950,000.00
Average: 401,004.79
Total: 271,079,238.64
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
Current Mortgage Loan                    Average    Subject    % Full-Alt    FICO
Principal Balance ($)             Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
0.01 - 100,000.00                          5.854      69.18          62.4     716
100,000.01 - 200,000.00                    5.868      73.25          51.8     711
200,000.01 - 300,000.00                    5.806      74.12          33.7     710
300,000.01 - 400,000.00                    5.741      70.06          43.1     707
400,000.01 - 500,000.00                    5.696      67.77          37.7     718
500,000.01 - 600,000.00                    5.696      70.92          46.3     709
600,000.01 - 700,000.00                    5.723      68.02          33.0     710
700,000.01 - 800,000.00                    5.795      58.71          16.2     718
800,000.01 - 900,000.00                    5.690      66.28          80.5     718
900,000.01 - 1,000,000.00                  5.772      63.37          15.3     725
1,000,000.01 - 1,500,000.00                5.900      53.64          13.3     733
1,500,000.01 >=                            5.500      65.00           0.0     773
---------------------------------------------------------------------------------
Total:                                     5.737      68.30          38.4     714
---------------------------------------------------------------------------------
Minimum: 35,636.72
Maximum: 1,950,000.00
Average: 401,004.79
Total: 271,079,238.64
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:37                                                                                                      Page 2 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       676 records
MSM 2005-1 Group 3                                                                                            Balance: 204,643,888
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 3
                                    Number                  Group 3                 Group 3           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
FICO                              Mortgage                 Based on                Based on                Regard to     Average
Score                                Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
Not Available                            1               378,895.83                    0.19               454,675.00       5.875
Below 600                                2               410,763.34                    0.20               482,505.69       5.827
601 - 625                                8             1,794,729.72                    0.88             2,211,139.17       5.919
626 - 650                               34             7,918,351.54                    3.87            11,786,035.82       6.090
651 - 675                               86            25,314,922.64                   12.37            34,452,362.90       6.047
676 - 700                              153            46,542,972.38                   22.74            61,910,741.73       6.005
701 - 725                              148            43,160,159.65                   21.09            58,139,747.48       6.003
726 - 750                              102            32,721,391.67                   15.99            41,673,546.09       5.946
751 - 775                              107            37,407,098.41                   18.28            47,525,277.44       5.916
776 - 800                               33             8,841,810.23                    4.32            12,158,200.80       6.052
801 - 825                                2               152,792.76                    0.07               285,006.52       6.541
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 676           204,643,888.17                  100.00           271,079,238.64       5.988
--------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 579
Maximum: 810
Non-Zero Weighted Average: 714
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
FICO                                     Average    Subject    % Full-Alt    FICO
Score                             Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
Not Available                              5.625      65.00           0.0       0
Below 600                                  5.577      62.71         100.0     584
601 - 625                                  5.669      66.22          84.8     621
626 - 650                                  5.840      72.25          72.9     639
651 - 675                                  5.797      67.10          29.9     665
676 - 700                                  5.755      68.29          53.6     688
701 - 725                                  5.753      70.50          45.0     713
726 - 750                                  5.690      68.22          23.7     738
751 - 775                                  5.666      66.63          29.8     763
776 - 800                                  5.802      65.95           0.1     785
801 - 825                                  6.291      55.19           0.0     808
---------------------------------------------------------------------------------
Total:                                     5.737      68.30          38.4     714
---------------------------------------------------------------------------------
Non-Zero Minimum: 579
Maximum: 810
Non-Zero Weighted Average: 714
---------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 3
                                    Number                  Group 3                 Group 3           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Documentation Level                  Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
Full/Alt                               278            78,560,596.16                   38.39           101,589,133.15       5.951
Limited                                244            76,439,137.62                   37.35           102,996,666.23       6.017
No Documentation                        98            32,439,017.51                   15.85            42,617,457.95       5.986
No Ratio                                32            11,365,934.95                    5.55            16,932,176.61       6.141
Lite                                    24             5,839,201.93                    2.85             6,943,804.70       5.833
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 676           204,643,888.17                  100.00           271,079,238.64       5.988
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Documentation Level               Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
Full/Alt                                   5.701      72.55         100.0     702
Limited                                    5.767      70.23           0.0     721
No Documentation                           5.730      55.48           0.0     724
No Ratio                                   5.891      63.32           0.0     714
Lite                                       5.583      66.81           0.0     723
---------------------------------------------------------------------------------
Total:                                     5.737      68.30          38.4     714
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:37                                                                                                      Page 3 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       676 records
MSM 2005-1 Group 3                                                                                            Balance: 204,643,888
==================================================================================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Total
                                                                         Total                     % of                 Current
                                                                       Current                Aggregate                 Balance
                                                                       Balance               Balance of           of Collateral
                                                                 of Collateral               Collateral                 Group 3
                                               Number                  Group 3                  Group 3          Mortgage Loans
                                                   of           Mortgage Loans           Mortgage Loans                 Without
Original                                     Mortgage                 Based on                 Based on               Regard to
Loan-to-Value Ratio (%)                         Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)
-------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                            8             2,369,342.08                     1.16            3,024,146.96
30.01 - 35.00                                       6             1,568,886.39                     0.77            1,938,784.85
35.01 - 40.00                                       7             2,094,200.41                     1.02            2,648,679.67
40.01 - 45.00                                      14             5,204,585.98                     2.54            6,708,454.90
45.01 - 50.00                                      25            10,151,766.89                     4.96           13,524,926.35
50.01 - 55.00                                      31            11,739,962.48                     5.74           14,959,538.80
55.01 - 60.00                                      46            16,307,475.76                     7.97           20,524,166.33
60.01 - 65.00                                      86            32,995,874.57                    16.12           41,189,021.82
65.01 - 70.00                                      63            21,315,797.44                    10.42           28,521,759.72
70.01 - 75.00                                      81            27,574,892.24                    13.47           36,169,773.57
75.01 - 80.00                                     264            66,935,320.34                    32.71           92,179,274.17
80.01 - 85.00                                       4               388,032.61                     0.19              610,888.82
85.01 - 90.00                                      17             2,666,171.19                     1.30            4,017,524.14
90.01 - 95.00                                      10             1,268,011.47                     0.62            2,091,425.58
95.01 - 100.00                                     14             2,063,568.32                     1.01            2,970,872.96
-------------------------------------------------------------------------------------------------------------------------------
Total:                                            676           204,643,888.17                   100.00          271,079,238.64
-------------------------------------------------------------------------------------------------------------------------------
Minimum:       15.63%
Maximum:       100.00%
Weighted Average by Current Balance: 68.30%
-------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------




                                                                          Weighted
                                                                           Average
                                               Weighted        Weighted   Original
Original                                        Average         Average    Subject    % Full-Alt     FICO
Loan-to-Value Ratio (%)                      Coupon (%)  Net Coupon (%)    LTV (%)           Doc    Score
---------------------------------------------------------------------------------------------------------
<= 30.00                                          5.965           5.715      24.33           8.2      732
30.01 - 35.00                                     5.922           5.672      33.10           4.1      747
35.01 - 40.00                                     5.947           5.697      37.32           4.7      720
40.01 - 45.00                                     5.955           5.705      42.79          22.8      725
45.01 - 50.00                                     5.960           5.710      48.04          13.5      714
50.01 - 55.00                                     5.951           5.701      52.55          26.9      713
55.01 - 60.00                                     5.941           5.691      57.96          20.3      704
60.01 - 65.00                                     5.923           5.673      63.72          33.4      720
65.01 - 70.00                                     6.013           5.763      68.57          34.8      716
70.01 - 75.00                                     5.979           5.729      73.78          46.7      703
75.01 - 80.00                                     6.032           5.782      79.52          50.6      716
80.01 - 85.00                                     6.264           6.014      84.03         100.0      693
85.01 - 90.00                                     6.133           5.883      89.12          65.5      709
90.01 - 95.00                                     6.256           5.852      93.93          55.0      718
95.01 - 100.00                                    6.032           5.782      99.85          56.6      684
---------------------------------------------------------------------------------------------------------
Total:                                            5.988           5.737      68.30          38.4      714
---------------------------------------------------------------------------------------------------------
Minimum:       15.63%
Maximum:       100.00%
Weighted Average by Current Balance: 68.30%
---------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         Total
                                                                        Total                     % of                 Current
                                                                      Current                Aggregate                 Balance
                                                                      Balance               Balance of           of Collateral
                                                                of Collateral               Collateral                 Group 3
                                              Number                  Group 3                  Group 3          Mortgage Loans
                                                  of           Mortgage Loans           Mortgage Loans                 Without
Coverage on Loans with Original             Mortgage                 Based on                 Based on               Regard to
Loan-to-Value Ratios above 80%                 Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)
------------------------------------------------------------------------------------------------------------------------------
N                                                  1                59,865.48                     0.94               97,961.69
Y                                                 26             3,829,894.67                    59.98            5,956,245.81
Y-Pledged Assets                                  18             2,496,023.44                    39.09            3,636,504.00
------------------------------------------------------------------------------------------------------------------------------
Total:                                            45             6,385,783.59                   100.00            9,690,711.50
------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------------------------------




                                                                         Weighted
                                                                          Average
                                              Weighted        Weighted   Original
Coverage on Loans with Original                Average         Average    Subject    % Full-Alt     FICO
Loan-to-Value Ratios above 80%              Coupon (%)  Net Coupon (%)    LTV (%)           Doc    Score
---------------------------------------------------------------------------------------------------------
N                                                6.375           6.125      82.54         100.0      717
Y                                                6.178           5.877      90.29          67.9      709
Y-Pledged Assets                                 6.058           5.808      98.01          53.6      691
---------------------------------------------------------------------------------------------------------
Total:                                           6.133           5.852      93.24          62.7      702
---------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:37                                                                                                      Page 4 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       676 records
MSM 2005-1 Group 3                                                                                            Balance: 204,643,888
==================================================================================================================================


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Total
                                                                       Total                    % of                  Current
                                                                     Current               Aggregate                  Balance
                                                                     Balance              Balance of            of Collateral
                                                               of Collateral              Collateral                  Group 3
                                             Number                  Group 3                 Group 3           Mortgage Loans
Geographic                                       of           Mortgage Loans          Mortgage Loans                  Without
Distribution                               Mortgage                 Based on                Based on                Regard to
by Balance                                    Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)
------------------------------------------------------------------------------------------------------------------------------
California                                      271            97,971,245.96                   47.87           127,513,144.69
Virginia                                         31            10,853,096.33                    5.30            13,477,570.27
Illinois                                         29             9,336,311.90                    4.56            12,149,380.63
Florida                                          58             8,750,968.62                    4.28            14,203,114.82
New York                                         28             8,102,372.91                    3.96            11,140,869.71
Colorado                                         28             7,799,049.71                    3.81             9,678,588.60
Hawaii                                           15             6,816,040.53                    3.33            10,251,604.72
Georgia                                          21             5,427,493.35                    2.65             7,052,273.02
Texas                                            24             5,190,854.55                    2.54             7,044,890.14
New Jersey                                       19             5,079,951.29                    2.48             6,806,618.66
Other                                           152            39,316,503.02                   19.21            51,761,183.38
------------------------------------------------------------------------------------------------------------------------------
Total:                                          676           204,643,888.17                  100.00           271,079,238.64
------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:41
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------




                                                                       Weighted
                                                                        Average
Geographic                                   Weighted        Weighted  Original
Distribution                                  Average         Average   Subject    % Full-Alt     FICO
by Balance                                 Coupon (%)  Net Coupon (%)   LTV (%)           Doc    Score
------------------------------------------------------------------------------------------------------
California                                      5.983           5.733     66.07          18.1      717
Virginia                                        5.877           5.627     70.25          80.6      707
Illinois                                        5.988           5.717     73.99          60.5      704
Florida                                         6.237           5.987     73.57          38.2      708
New York                                        6.004           5.754     64.81          47.1      704
Colorado                                        5.915           5.665     71.85          55.9      734
Hawaii                                          6.166           5.916     61.66          26.7      701
Georgia                                         5.934           5.684     73.74          92.4      720
Texas                                           5.951           5.701     71.00          35.0      723
New Jersey                                      6.035           5.785     65.93          65.3      693
Other                                           5.964           5.714     71.15          58.3      713
------------------------------------------------------------------------------------------------------
Total:                                          5.988           5.737     68.30          38.4      714
------------------------------------------------------------------------------------------------------
Number of States Represented:41
------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Total
                                                                       Total                    % of                  Current
                                                                     Current               Aggregate                  Balance
                                                                     Balance              Balance of            of Collateral
                                                               of Collateral              Collateral                  Group 3
                                             Number                  Group 3                 Group 3           Mortgage Loans
                                                 of           Mortgage Loans          Mortgage Loans                  Without
                                           Mortgage                 Based on                Based on                Regard to
Purpose                                       Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)
------------------------------------------------------------------------------------------------------------------------------
Purchase                                        305            84,432,399.89                   41.26           114,156,360.48
Refinance - Cashout                             258            81,768,276.30                   39.96           109,426,285.45
Refinance - Rate Term                           113            38,443,211.98                   18.79            47,496,592.71
------------------------------------------------------------------------------------------------------------------------------
Total:                                          676           204,643,888.17                  100.00           271,079,238.64
------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------




                                                                       Weighted
                                                                        Average
                                             Weighted        Weighted  Original
                                              Average         Average   Subject    % Full-Alt     FICO
Purpose                                    Coupon (%)  Net Coupon (%)   LTV (%)           Doc    Score
------------------------------------------------------------------------------------------------------
Purchase                                        6.016           5.764     74.11          46.9      721
Refinance - Cashout                             6.004           5.754     62.97          25.2      704
Refinance - Rate Term                           5.894           5.644     66.87          47.8      721
------------------------------------------------------------------------------------------------------
Total:                                          5.988           5.737     68.30          38.4      714
------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:37                                                                                                      Page 5 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       676 records
MSM 2005-1 Group 3                                                                                            Balance: 204,643,888
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Total
                                                                       Total                    % of                  Current
                                                                     Current               Aggregate                  Balance
                                                                     Balance              Balance of            of Collateral
                                                               of Collateral              Collateral                  Group 3
                                             Number                  Group 3                 Group 3           Mortgage Loans
                                                 of           Mortgage Loans          Mortgage Loans                  Without
                                           Mortgage                 Based on                Based on                Regard to
Property Type                                 Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)
-----------------------------------------------------------------------------------------------------------------------------
Single Family Residence                         471           148,707,130.41                   72.67           194,826,861.86
Planned Unit Development                        125            37,131,715.69                   18.14            49,582,536.35
Condominium                                      43             9,855,249.36                    4.82            14,159,342.57
2-4 Family                                       32             8,598,743.85                    4.20            11,925,149.20
Co-op                                             5               351,048.86                    0.17               585,348.66
-----------------------------------------------------------------------------------------------------------------------------
Total:                                          676           204,643,888.17                  100.00           271,079,238.64
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------




                                                                       Weighted
                                                                        Average
                                             Weighted        Weighted  Original
                                              Average         Average   Subject    % Full-Alt     FICO
Property Type                              Coupon (%)  Net Coupon (%)   LTV (%)           Doc    Score
------------------------------------------------------------------------------------------------------
Single Family Residence                         5.972           5.722     67.10          36.7      713
Planned Unit Development                        6.006           5.751     73.01          46.8      718
Condominium                                     6.102           5.852     72.65          49.1      708
2-4 Family                                      6.060           5.810     63.40          16.0      721
Co-op                                           6.265           6.015     76.28         100.0      670
------------------------------------------------------------------------------------------------------
Total:                                          5.988           5.737     68.30          38.4      714
------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Total
                                                                       Total                    % of                  Current
                                                                     Current               Aggregate                  Balance
                                                                     Balance              Balance of            of Collateral
                                                               of Collateral              Collateral                  Group 3
                                             Number                  Group 3                 Group 3           Mortgage Loans
                                                 of           Mortgage Loans          Mortgage Loans                  Without
                                           Mortgage                 Based on                Based on                Regard to
Occupancy                                     Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)
-----------------------------------------------------------------------------------------------------------------------------
Primary                                         586           183,777,397.75                   89.80           240,549,707.88
Investment                                       63            13,609,510.37                    6.65            20,490,674.73
Second Home                                      27             7,256,980.05                    3.55            10,038,856.03
-----------------------------------------------------------------------------------------------------------------------------
Total:                                          676           204,643,888.17                  100.00           271,079,238.64
-----------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------




                                                                       Weighted
                                                                        Average
                                             Weighted        Weighted  Original
                                              Average         Average   Subject    % Full-Alt     FICO
Occupancy                                  Coupon (%)  Net Coupon (%)   LTV (%)           Doc    Score
------------------------------------------------------------------------------------------------------
Primary                                         5.972           5.721     68.79          39.7      713
Investment                                      6.173           5.923     65.74          24.6      725
Second Home                                     6.056           5.806     60.70          30.3      727
------------------------------------------------------------------------------------------------------
Total:                                          5.988           5.737     68.30          38.4      714
------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:37                                                                                                      Page 6 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       676 records
MSM 2005-1 Group 3                                                                                            Balance: 204,643,888
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total
                                                                Total                     % of                 Current
                                                              Current                Aggregate                 Balance
                                                              Balance               Balance of           of Collateral
                                                        of Collateral               Collateral                 Group 3
                                      Number                  Group 3                  Group 3          Mortgage Loans
                                          of           Mortgage Loans           Mortgage Loans                 Without    Weighted
Remaining Term                      Mortgage                 Based on                 Based on               Regard to     Average
to Stated Maturity                     Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
229 - 231                                  2               760,744.38                     0.37              760,744.38       5.500
235 - 237                                  1                42,966.32                     0.02               64,449.48       6.250
298 - 300                                  1               266,274.41                     0.13              319,529.29       5.875
316 - 318                                  2                78,206.50                     0.04              254,661.41       7.053
319 - 321                                  6               449,370.57                     0.22            1,143,615.72       6.658
322 - 324                                 13             1,129,601.98                     0.55            1,585,839.03       6.041
325 - 327                                  7               411,265.91                     0.20              769,939.53       6.326
328 - 330                                  1               102,994.87                     0.05              264,843.95       6.875
340 - 342                                  1               109,064.60                     0.05              280,451.82       6.875
343 - 345                                  1               230,789.32                     0.11              415,420.77       6.500
346 - 348                                  2               289,081.65                     0.14              465,112.04       6.157
349 - 351                                 11             3,796,718.71                     1.86            4,205,649.79       5.511
352 - 354                                 64            13,148,811.42                     6.43           22,363,145.42       6.282
355 - 357                                339           114,299,374.98                    55.85          148,885,399.31       5.984
358 - 360                                225            69,528,622.55                    33.98           89,300,436.70       5.959
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   676           204,643,888.17                   100.00          271,079,238.64       5.988
----------------------------------------------------------------------------------------------------------------------------------
Minimum:       230
Maximum:       360
Weighted Average: 356
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------




                                                     Weighted
                                                      Average
                                          Weighted   Original
Remaining Term                             Average    Subject    % Full-Alt     FICO
to Stated Maturity                  Net Coupon (%)    LTV (%)           Doc    Score
------------------------------------------------------------------------------------
229 - 231                                    5.250      58.15         100.0      683
235 - 237                                    6.000      56.03           0.0      777
298 - 300                                    5.625      54.48         100.0      759
316 - 318                                    6.803      94.69         100.0      732
319 - 321                                    6.408      92.26          56.4      695
322 - 324                                    5.791      80.05          69.8      716
325 - 327                                    6.076      68.54          86.1      712
328 - 330                                    6.625      98.56           0.0      696
340 - 342                                    6.625      78.95           0.0      674
343 - 345                                    6.250      90.00         100.0      716
346 - 348                                    5.907      92.84          86.0      717
349 - 351                                    5.261      69.79          71.1      718
352 - 354                                    6.032      70.94          77.4      710
355 - 357                                    5.734      67.98          37.7      715
358 - 360                                    5.706      67.81          28.2      713
------------------------------------------------------------------------------------
Total:                                       5.737      68.30          38.4      714
------------------------------------------------------------------------------------
Minimum:       230
Maximum:       360
Weighted Average: 356
------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:37                                                                                                      Page 7 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       676 records
MSM 2005-1 Group 3                                                                                            Balance: 204,643,888
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total
                                                                Total                     % of                 Current
                                                              Current                Aggregate                 Balance
                                                              Balance               Balance of           of Collateral
                                                        of Collateral               Collateral                 Group 3
                                      Number                  Group 3                  Group 3          Mortgage Loans
                                          of           Mortgage Loans           Mortgage Loans                 Without    Weighted
                                    Mortgage                 Based on                 Based on               Regard to     Average
Product Type                           Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
10 Year IO - 30 Year Fixed               301            75,746,137.12                    37.01          102,458,189.46       6.018
20 Year Fixed                              3               803,710.70                     0.39              825,193.86       5.540
25 Year Fixed                              1               266,274.41                     0.13              319,529.29       5.875
30 Year Fixed                            370           127,750,773.61                    62.43          167,245,349.03       5.973
5 Year IO - 30 Year Fixed                  1                76,992.33                     0.04              230,977.00       7.000
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   676           204,643,888.17                   100.00          271,079,238.64       5.988
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------




                                                     Weighted
                                                      Average
                                          Weighted   Original
                                           Average    Subject    % Full-Alt       FICO
Product Type                        Net Coupon (%)    LTV (%)           Doc      Score
--------------------------------------------------------------------------------------
10 Year IO - 30 Year Fixed                   5.768      68.70          25.6        719
20 Year Fixed                                5.290      58.03          94.7        688
25 Year Fixed                                5.625      54.48         100.0        759
30 Year Fixed                                5.722      68.15          45.5        711
5 Year IO - 30 Year Fixed                    6.750      75.00           0.0        705
--------------------------------------------------------------------------------------
Total:                                       5.737      68.30          38.4        714
--------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total
                                                                Total                     % of                 Current
                                                              Current                Aggregate                 Balance
                                                              Balance               Balance of           of Collateral
                                                        of Collateral               Collateral                 Group 3
                                      Number                  Group 3                  Group 3          Mortgage Loans
                                          of           Mortgage Loans           Mortgage Loans                 Without    Weighted
                                    Mortgage                 Based on                 Based on               Regard to     Average
Interest Only                          Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
N                                        374           128,820,758.72                    62.95          168,390,072.18       5.970
Y                                        302            75,823,129.45                    37.05          102,689,166.46       6.019
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   676           204,643,888.17                   100.00          271,079,238.64       5.988
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------




                                                     Weighted
                                                      Average
                                          Weighted   Original
                                           Average    Subject    % Full-Alt       FICO
Interest Only                       Net Coupon (%)    LTV (%)           Doc      Score
--------------------------------------------------------------------------------------
N                                            5.719      68.06          45.9        711
Y                                            5.769      68.71          25.6        719
--------------------------------------------------------------------------------------
Total:                                       5.737      68.30          38.4        714
--------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:37                                                                                                      Page 8 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       676 records
MSM 2005-1 Group 3                                                                                            Balance: 204,643,888
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total
                                                                Total                     % of                 Current
                                                              Current                Aggregate                 Balance
                                                              Balance               Balance of           of Collateral
                                                        of Collateral               Collateral                 Group 3
                                      Number                  Group 3                  Group 3          Mortgage Loans
                                          of           Mortgage Loans           Mortgage Loans                 Without    Weighted
                                    Mortgage                 Based on                 Based on               Regard to     Average
Prepayment Penalty Flag                Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
N                                        374           117,848,001.87                    57.59          150,891,169.07       5.946
Y                                        302            86,795,886.30                    42.41          120,188,069.57       6.047
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   676           204,643,888.17                   100.00          271,079,238.64       5.988
----------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------




                                                     Weighted
                                                      Average
                                          Weighted   Original
                                           Average    Subject    % Full-Alt     FICO
Prepayment Penalty Flag             Net Coupon (%)    LTV (%)           Doc    Score
--------------------------------------------------------------------------------------
N                                            5.694      68.47          48.1      716
Y                                            5.797      68.06          25.2      712
--------------------------------------------------------------------------------------
Total:                                       5.737      68.30          38.4      714
--------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total
                                                                Total                     % of                 Current
                                                              Current                Aggregate                 Balance
                                                              Balance               Balance of           of Collateral
                                                        of Collateral               Collateral                 Group 3
                                      Number                  Group 3                  Group 3          Mortgage Loans
                                          of           Mortgage Loans           Mortgage Loans                 Without    Weighted
                                    Mortgage                 Based on                 Based on               Regard to     Average
Prepayment Penalty Term                Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
0                                        374           117,848,001.87                    57.59          150,891,169.07       5.946
4                                          6             1,443,218.09                     0.71            2,066,127.12       6.173
6                                         16             7,207,649.69                     3.52            8,932,279.27       5.929
7                                          2               624,708.23                     0.31              855,539.15       6.081
8                                          9             3,391,011.25                     1.66            4,305,184.04       5.969
12                                         8             1,715,083.44                     0.84            2,478,557.33       6.023
24                                        10             3,767,267.13                     1.84            5,178,621.16       6.025
36                                        71            19,733,375.51                     9.64           27,807,626.98       6.047
48                                         2               394,626.16                     0.19              523,791.89       6.053
60                                       178            48,518,946.80                    23.71           68,040,342.63       6.068
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   676           204,643,888.17                   100.00          271,079,238.64       5.988
----------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------




                                                     Weighted
                                                      Average
                                          Weighted   Original
                                           Average    Subject    % Full-Alt     FICO
Prepayment Penalty Term             Net Coupon (%)    LTV (%)           Doc    Score
--------------------------------------------------------------------------------------
0                                            5.694      68.47          48.1      716
4                                            5.923      73.05          31.4      732
6                                            5.679      59.29           8.9      731
7                                            5.831      75.76          16.3      681
8                                            5.719      64.06          29.2      726
12                                           5.773      68.66          63.6      702
24                                           5.775      57.37           0.0      707
36                                           5.797      70.98          27.5      706
48                                           5.803      62.54          57.9      679
60                                           5.818      69.06          26.7      711
--------------------------------------------------------------------------------------
Total:                                       5.737      68.30          38.4      714
--------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:37                                                                                                      Page 9 of 9

                                                                                                                    MORGAN STANLEY
                                                                                                                       681 records
MSM 2005-1 Group 4                                                                                             Balance: 68,688,621
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total
                                                                Total                     % of                 Current
                                                              Current                Aggregate                 Balance
                                                              Balance               Balance of           of Collateral
                                                        of Collateral               Collateral                 Group 4
                                      Number                  Group 4                  Group 4          Mortgage Loans
                                          of           Mortgage Loans           Mortgage Loans                 Without    Weighted
                                    Mortgage                 Based on                 Based on               Regard to     Average
Mortgage Rates (%)                     Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                            414            31,685,728.33                    46.13          183,072,896.34       5.914
6.001 - 6.500                            179            20,920,832.10                    30.46           61,655,212.75       6.284
6.501 - 7.000                             56            10,571,279.36                    15.39           18,634,928.27       6.805
7.001 - 7.500                             17             3,257,510.68                     4.74            4,151,224.28       7.279
7.501 - 8.000                              5               995,724.00                     1.45              995,724.00       7.875
8.001 - 8.500                              5               685,439.03                     1.00              685,439.03       8.350
8.501 - 9.000                              4               535,248.17                     0.78              535,248.17       8.787
11.001 - 11.500                            1                36,859.75                     0.05               36,859.75      11.375
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   681            68,688,621.42                   100.00          269,767,532.59       6.307
----------------------------------------------------------------------------------------------------------------------------------
Minimum:       5.625%
Maximum:       11.375%
Weighted Average: 6.307%
----------------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------




                                                      Weighted
                                                       Average
                                           Weighted   Original
                                    M       Average    Subject    % Full-Alt     FICO
Mortgage Rates (%)                   Net Coupon (%)    LTV (%)           Doc    Score
-------------------------------------------------------------------------------------
5.501 - 6.000                                 5.664      67.32          34.5      713
6.001 - 6.500                                 6.034      71.78          44.1      707
6.501 - 7.000                                 6.550      73.74          24.3      714
7.001 - 7.500                                 7.029      74.38           9.4      682
7.501 - 8.000                                 7.625      86.66           0.0      700
8.001 - 8.500                                 8.100      91.13           0.0      661
8.501 - 9.000                                 8.537      84.95           0.0      601
11.001 - 11.500                              11.125      73.55           0.0      553
-------------------------------------------------------------------------------------
Total:                                        6.056      70.66          33.5      708
-------------------------------------------------------------------------------------
Minimum:       5.625%
Maximum:       11.375%
Weighted Average: 6.307%
-------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:39                                                                                                     Page 1 of 10

                                                                                                                    MORGAN STANLEY
                                                                                                                       681 records
MSM 2005-1 Group 4                                                                                             Balance: 68,688,621
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total
                                                                Total                     % of                 Current
                                                              Current                Aggregate                 Balance
                                                              Balance               Balance of           of Collateral
                                                        of Collateral               Collateral                 Group 4
                                      Number                  Group 4                  Group 4          Mortgage Loans
                                          of           Mortgage Loans           Mortgage Loans                 Without    Weighted
                                    Mortgage                 Based on                 Based on               Regard to     Average
Net Coupon (%)                         Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
5.001 - 5.500                             87             3,745,535.20                     5.45           36,338,205.36       5.740
5.501 - 6.000                            446            40,420,935.64                    58.85          187,838,174.17       6.016
6.001 - 6.500                             88            14,006,070.56                    20.39           31,359,659.39       6.523
6.501 - 7.000                             39             6,793,610.13                     9.89           10,275,478.27       6.995
7.001 - 7.500                              6             1,469,198.94                     2.14            1,702,744.45       7.443
7.501 - 8.000                              8             1,356,706.64                     1.98            1,356,706.64       7.975
8.001 - 8.500                              3               512,007.59                     0.75              512,007.59       8.521
8.501 - 9.000                              3               347,696.97                     0.51              347,696.97       8.875
11.001 - 11.500                            1                36,859.75                     0.05               36,859.75      11.375
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   681            68,688,621.42                   100.00          269,767,532.59       6.307
----------------------------------------------------------------------------------------------------------------------------------
Minimum:       5.375%
Maximum:       11.125%
Weighted Average: 6.056%
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------




                                                     Weighted
                                                      Average
                                          Weighted   Original
                                           Average    Subject    % Full-Alt     FICO
Net Coupon (%)                      Net Coupon (%)    LTV (%)           Doc    Score
------------------------------------------------------------------------------------
5.001 - 5.500                                5.490      69.59          61.5      719
5.501 - 6.000                                5.765      68.30          32.1      713
6.001 - 6.500                                6.273      71.90          46.8      706
6.501 - 7.000                                6.745      75.25          17.1      700
7.001 - 7.500                                7.193      79.68           3.8      703
7.501 - 8.000                                7.725      86.92           0.0      684
8.001 - 8.500                                8.271      94.98           0.0      663
8.501 - 9.000                                8.625      79.56           0.0      587
11.001 - 11.500                             11.125      73.55           0.0      553
------------------------------------------------------------------------------------
Total:                                       6.056      70.66          33.5      708
------------------------------------------------------------------------------------
Minimum:       5.375%
Maximum:       11.125%
Weighted Average: 6.056%
------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:39                                                                                                     Page 2 of 10

                                                                                                                    MORGAN STANLEY
                                                                                                                       681 records
MSM 2005-1 Group 4                                                                                             Balance: 68,688,621
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total
                                                                Total                     % of                 Current
                                                              Current                Aggregate                 Balance
                                                              Balance               Balance of           of Collateral
                                                        of Collateral               Collateral                 Group 4
                                      Number                  Group 4                  Group 4          Mortgage Loans
                                          of           Mortgage Loans           Mortgage Loans                 Without    Weighted
Current Mortgage Loan               Mortgage                 Based on                 Based on               Regard to     Average
Principal Balance ($)                  Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                         47             1,484,430.31                     2.16            3,736,632.40       6.999
100,000.01 - 200,000.00                  116             6,343,148.24                     9.23           17,165,478.70       6.723
200,000.01 - 300,000.00                   77             5,935,316.13                     8.64           18,828,676.88       6.597
300,000.01 - 400,000.00                  126            11,087,549.21                    16.14           45,643,782.02       6.186
400,000.01 - 500,000.00                  137            13,960,839.89                    20.32           61,276,330.78       6.196
500,000.01 - 600,000.00                   75             9,040,962.17                    13.16           41,617,241.05       6.116
600,000.01 - 700,000.00                   47             7,337,977.25                    10.68           30,210,892.79       6.190
700,000.01 - 800,000.00                   20             4,476,707.76                     6.52           14,915,343.31       6.480
800,000.01 - 900,000.00                   11             1,931,651.50                     2.81            9,348,008.52       6.062
900,000.01 - 1,000,000.00                 19             4,613,375.41                     6.72           18,712,343.03       6.154
1,000,000.01 - 1,500,000.00                5             2,259,996.88                     3.29            6,362,803.11       6.570
1,500,000.01 >=                            1               216,666.67                     0.32            1,950,000.00       5.750
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   681            68,688,621.42                   100.00          269,767,532.59       6.307
----------------------------------------------------------------------------------------------------------------------------------
Minimum: 35,086.76
Maximum: 1,950,000.00
Average: 396,134.41
Total: 269,767,532.59
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------




                                                     Weighted
                                                      Average
                                          Weighted   Original
Current Mortgage Loan                      Average    Subject    % Full-Alt     FICO
Principal Balance ($)               Net Coupon (%)    LTV (%)           Doc    Score
------------------------------------------------------------------------------------
0.01 - 100,000.00                            6.749      76.52          46.2      695
100,000.01 - 200,000.00                      6.473      79.71          45.9      705
200,000.01 - 300,000.00                      6.339      78.88          26.6      692
300,000.01 - 400,000.00                      5.936      70.84          37.5      706
400,000.01 - 500,000.00                      5.946      69.20          31.1      713
500,000.01 - 600,000.00                      5.866      72.12          43.1      705
600,000.01 - 700,000.00                      5.940      67.67          25.4      711
700,000.01 - 800,000.00                      6.230      68.08          12.9      720
800,000.01 - 900,000.00                      5.812      69.06          85.0      719
900,000.01 - 1,000,000.00                    5.904      64.91          18.0      718
1,000,000.01 - 1,500,000.00                  6.320      50.64          24.2      700
1,500,000.01 >=                              5.500      65.00           0.0      773
------------------------------------------------------------------------------------
Total:                                       6.056      70.66          33.5      708
------------------------------------------------------------------------------------
Minimum: 35,086.76
Maximum: 1,950,000.00
Average: 396,134.41
Total: 269,767,532.59
------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:39                                                                                                     Page 3 of 10

                                                                                                                    MORGAN STANLEY
                                                                                                                       681 records
MSM 2005-1 Group 4                                                                                             Balance: 68,688,621
==================================================================================================================================


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total
                                                                Total                     % of                 Current
                                                              Current                Aggregate                 Balance
                                                              Balance               Balance of           of Collateral
                                                        of Collateral               Collateral                 Group 4
                                      Number                  Group 4                  Group 4          Mortgage Loans
                                          of           Mortgage Loans           Mortgage Loans                 Without    Weighted
FICO                                Mortgage                 Based on                 Based on               Regard to     Average
Score                                  Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
Not Available                              1                75,779.17                     0.11              454,675.00       5.875
Below 600                                  5               421,057.31                     0.61              831,820.65       8.458
601 - 625                                  9               451,496.21                     0.66            2,246,225.93       6.170
626 - 650                                 38             4,476,399.39                     6.52           12,394,750.93       6.766
651 - 675                                 85             9,360,092.05                    13.63           34,148,154.22       6.288
676 - 700                                155            15,684,967.08                    22.83           61,848,055.55       6.262
701 - 725                                146            14,979,587.83                    21.81           57,814,131.41       6.296
726 - 750                                103             9,672,459.02                    14.08           41,675,733.38       6.281
751 - 775                                104            10,118,179.03                    14.73           45,910,778.20       6.157
776 - 800                                 33             3,316,390.57                     4.83           12,158,200.80       6.278
801 - 825                                  2               132,213.76                     0.19              285,006.52       6.547
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   681            68,688,621.42                   100.00          269,767,532.59       6.307
----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum: 545
Maximum: 810
Non-Zero Weighted Average: 708
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------




                                                     Weighted
                                                      Average
                                          Weighted   Original
FICO                                       Average    Subject    % Full-Alt     FICO
Score                               Net Coupon (%)    LTV (%)           Doc    Score
------------------------------------------------------------------------------------
Not Available                                5.625      65.00           0.0        0
Below 600                                    8.208      74.37          17.0      559
601 - 625                                    5.920      68.11          76.2      621
626 - 650                                    6.516      73.67          42.2      637
651 - 675                                    6.038      69.99          37.0      665
676 - 700                                    6.012      70.68          44.8      688
701 - 725                                    6.046      72.73          39.8      713
726 - 750                                    6.026      70.37          16.9      738
751 - 775                                    5.907      67.82          25.6      762
776 - 800                                    6.028      69.31           1.7      786
801 - 825                                    6.297      53.67           0.0      808
------------------------------------------------------------------------------------
Total:                                       6.056      70.66          33.5      708
------------------------------------------------------------------------------------
Non-Zero Minimum: 545
Maximum: 810
Non-Zero Weighted Average: 708
------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                 Total
                                                                Total                     % of                 Current
                                                              Current                Aggregate                 Balance
                                                              Balance               Balance of           of Collateral
                                                        of Collateral               Collateral                 Group 4
                                      Number                  Group 4                  Group 4          Mortgage Loans
                                          of           Mortgage Loans           Mortgage Loans                 Without    Weighted
                                    Mortgage                 Based on                 Based on               Regard to     Average
Documentation Level                    Loans  Applicable Fraction ($)      Applicable Fraction Applicable Fraction ($)  Coupon (%)
----------------------------------------------------------------------------------------------------------------------------------
Limited                                  246            26,883,276.34                    39.14          103,176,413.96       6.284
Full/Alt                                 271            23,028,536.99                    33.53           98,442,900.42       6.184
No Documentation                         104            11,721,561.94                    17.06           43,887,835.18       6.478
No Ratio                                  32             5,566,241.66                     8.10           16,932,176.61       6.441
Lite                                      28             1,489,004.49                     2.17            7,328,206.42       6.760
----------------------------------------------------------------------------------------------------------------------------------
Total:                                   681            68,688,621.42                   100.00          269,767,532.59       6.307
----------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------




                                                     Weighted
                                                      Average
                                          Weighted   Original
                                           Average    Subject    % Full-Alt     FICO
Documentation Level                 Net Coupon (%)    LTV (%)           Doc    Score
------------------------------------------------------------------------------------
Limited                                      6.034      72.85           0.0      718
Full/Alt                                     5.934      73.66         100.0      697
No Documentation                             6.224      62.39           0.0      711
No Ratio                                     6.191      65.26           0.0      712
Lite                                         6.510      70.02           0.0      675
------------------------------------------------------------------------------------
Total:                                       6.056      70.66          33.5      708
------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:39                                                                                                     Page 4 of 10

                                                                                                                    MORGAN STANLEY
                                                                                                                       681 records
MSM 2005-1 Group 4                                                                                             Balance: 68,688,621
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Total
                                                                         Total                    % of                  Current
                                                                       Current               Aggregate                  Balance
                                                                       Balance              Balance of            of Collateral
                                                                 of Collateral              Collateral                  Group 4
                                               Number                  Group 4                 Group 4           Mortgage Loans
                                                   of           Mortgage Loans          Mortgage Loans                  Without
Original                                     Mortgage                 Based on                Based on                Regard to
Loan-to-Value Ratio (%)                         Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)
--------------------------------------------------------------------------------------------------------------------------------
<= 30.00                                            8               654,804.88                    0.95             3,024,146.96
30.01 - 35.00                                       6               369,898.46                    0.54             1,938,784.85
35.01 - 40.00                                       7               554,479.26                    0.81             2,648,679.67
40.01 - 45.00                                      14             1,503,868.92                    2.19             6,708,454.90
45.01 - 50.00                                      23             3,373,159.46                    4.91            13,205,131.53
50.01 - 55.00                                      30             3,219,576.32                    4.69            14,578,678.33
55.01 - 60.00                                      45             4,216,690.57                    6.14            20,425,216.88
60.01 - 65.00                                      83             8,193,147.25                   11.93            39,769,264.58
65.01 - 70.00                                      63             7,205,962.28                   10.49            28,521,759.72
70.01 - 75.00                                      83             8,894,890.32                   12.95            35,820,018.53
75.01 - 80.00                                     265            25,773,146.56                   37.52            92,239,282.53
80.01 - 85.00                                       4               222,856.21                    0.32               610,888.82
85.01 - 90.00                                      22             1,954,642.86                    2.85             4,620,814.05
90.01 - 95.00                                      13             1,559,645.70                    2.27             2,600,990.55
95.01 - 100.00                                     15               991,852.37                    1.44             3,055,420.69
--------------------------------------------------------------------------------------------------------------------------------
Total:                                            681            68,688,621.42                  100.00           269,767,532.59
--------------------------------------------------------------------------------------------------------------------------------
Minimum:       15.63%
Maximum:       100.00%
Weighted Average by Current Balance: 70.66%
--------------------------------------------------------------------------------------------------------------------------------





--------------------------------------------------------------------------------------------------------




                                                                          Weighted
                                                                           Average
                                               Weighted        Weighted   Original
Original                                        Average         Average    Subject    % Full-Alt    FICO
Loan-to-Value Ratio (%)                      Coupon (%)  Net Coupon (%)    LTV (%)           Doc   Score
--------------------------------------------------------------------------------------------------------
<= 30.00                                          6.068           5.818      25.13          23.6     737
30.01 - 35.00                                     5.958           5.708      33.10           4.9     739
35.01 - 40.00                                     6.062           5.812      37.03          11.2     722
40.01 - 45.00                                     6.174           5.924      43.06          45.3     737
45.01 - 50.00                                     6.360           6.110      48.56          10.6     700
50.01 - 55.00                                     6.107           5.857      52.61          22.2     700
55.01 - 60.00                                     6.039           5.789      57.88          15.4     704
60.01 - 65.00                                     6.045           5.795      63.72          26.0     713
65.01 - 70.00                                     6.231           5.981      68.68          26.9     715
70.01 - 75.00                                     6.278           6.028      73.76          42.9     698
75.01 - 80.00                                     6.364           6.114      79.50          42.0     713
80.01 - 85.00                                     6.419           6.169      84.19         100.0     688
85.01 - 90.00                                     6.978           6.728      89.63          31.8     686
90.01 - 95.00                                     7.527           7.245      94.75          17.8     679
95.01 - 100.00                                    6.740           6.490      99.45          56.1     702
--------------------------------------------------------------------------------------------------------
Total:                                            6.307           6.056      70.66          33.5     708
--------------------------------------------------------------------------------------------------------
Minimum:       15.63%
Maximum:       100.00%
Weighted Average by Current Balance: 70.66%
--------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                          Total
                                                                         Total                    % of                  Current
                                                                       Current               Aggregate                  Balance
                                                                       Balance              Balance of            of Collateral
                                                                 of Collateral              Collateral                  Group 4
                                               Number                  Group 4                 Group 4           Mortgage Loans
                                                   of           Mortgage Loans          Mortgage Loans                  Without
Coverage on Loans with Original              Mortgage                 Based on                Based on                Regard to
Loan-to-Value Ratios above 80%                  Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)
-------------------------------------------------------------------------------------------------------------------------------
N                                                   3               310,195.14                    6.56               370,060.62
Y                                                  33             3,278,321.44                   69.32             6,881,549.49
Y-Pledged Assets                                   18             1,140,480.56                   24.12             3,636,504.00
-------------------------------------------------------------------------------------------------------------------------------
Total:                                             54             4,728,997.14                  100.00            10,888,114.11
-------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------




                                                                          Weighted
                                                                           Average
                                               Weighted        Weighted   Original
Coverage on Loans with Original                 Average         Average    Subject    % Full-Alt    FICO
Loan-to-Value Ratios above 80%               Coupon (%)  Net Coupon (%)    LTV (%)           Doc   Score
--------------------------------------------------------------------------------------------------------
N                                                 8.417           8.167      94.80          12.3     655
Y                                                 7.149           6.884      91.43          28.8     684
Y-Pledged Assets                                  6.530           6.280      97.52          61.0     705
--------------------------------------------------------------------------------------------------------
Total:                                            7.083           6.822      93.12          35.5     687
--------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:39                                                                                                     Page 5 of 10

                                                                                                                    MORGAN STANLEY
                                                                                                                       681 records
MSM 2005-1 Group 4                                                                                             Balance: 68,688,621
==================================================================================================================================


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Total
                                                                       Total                    % of                  Current
                                                                     Current               Aggregate                  Balance
                                                                     Balance              Balance of            of Collateral
                                                               of Collateral              Collateral                  Group 4
                                             Number                  Group 4                 Group 4           Mortgage Loans
Geographic                                       of           Mortgage Loans          Mortgage Loans                  Without
Distribution                               Mortgage                 Based on                Based on                Regard to
by Balance                                    Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)
-------------------------------------------------------------------------------------------------------------------------------
California                                      267            29,541,898.73                   43.01           126,507,450.86
Florida                                          64             6,369,013.10                    9.27            15,119,981.72
Hawaii                                           15             3,435,564.19                    5.00            10,251,604.72
New York                                         27             3,038,496.80                    4.42            10,645,318.87
Illinois                                         30             2,960,218.73                    4.31            12,296,530.63
Virginia                                         30             2,624,473.94                    3.82            13,008,385.90
Texas                                            28             2,231,762.81                    3.25             7,422,617.36
Colorado                                         27             1,879,538.89                    2.74             9,451,921.98
New Jersey                                       19             1,726,667.37                    2.51             6,806,618.66
Georgia                                          22             1,726,584.27                    2.51             7,154,077.62
Other                                           152            13,154,402.59                   19.15            51,103,024.27
-------------------------------------------------------------------------------------------------------------------------------
Total:                                          681            68,688,621.42                  100.00           269,767,532.59
-------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:41
-------------------------------------------------------------------------------------------------------------------------------





------------------------------------------------------------------------------------------------------




                                                                       Weighted
                                                                        Average
Geographic                                   Weighted        Weighted  Original
Distribution                                  Average         Average   Subject    % Full-Alt     FICO
by Balance                                 Coupon (%)  Net Coupon (%)   LTV (%)           Doc    Score
------------------------------------------------------------------------------------------------------
California                                      6.147           5.897     68.07          17.8      717
Florida                                         6.808           6.558     75.95          27.5      684
Hawaii                                          6.429           6.179     66.01          23.3      700
New York                                        6.406           6.156     65.86          36.1      710
Illinois                                        6.318           6.051     74.88          51.9      703
Virginia                                        6.100           5.850     71.09          77.6      697
Texas                                           6.789           6.539     78.11          31.6      703
Colorado                                        5.996           5.746     71.83          48.1      731
New Jersey                                      6.175           5.925     67.08          71.9      685
Georgia                                         6.422           6.172     80.02          67.5      707
Other                                           6.371           6.121     73.02          49.7      708
------------------------------------------------------------------------------------------------------
Total:                                          6.307           6.056     70.66          33.5      708
------------------------------------------------------------------------------------------------------
Number of States Represented:41
------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Total
                                                                       Total                    % of                  Current
                                                                     Current               Aggregate                  Balance
                                                                     Balance              Balance of            of Collateral
                                                               of Collateral              Collateral                  Group 4
                                             Number                  Group 4                 Group 4           Mortgage Loans
                                                 of           Mortgage Loans          Mortgage Loans                  Without
                                           Mortgage                 Based on                Based on                Regard to
Purpose                                       Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)
-------------------------------------------------------------------------------------------------------------------------------
Purchase                                        314            31,627,916.58                   46.05           114,900,809.61
Refinance - Cashout                             258            28,007,324.11                   40.77           108,531,336.09
Refinance - Rate Term                           109             9,053,380.73                   13.18            46,335,386.89
-------------------------------------------------------------------------------------------------------------------------------
Total:                                          681            68,688,621.42                  100.00           269,767,532.59
-------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------




                                                                       Weighted
                                                                        Average
                                             Weighted        Weighted  Original
                                              Average         Average   Subject    % Full-Alt     FICO
Purpose                                    Coupon (%)  Net Coupon (%)   LTV (%)           Doc    Score
------------------------------------------------------------------------------------------------------
Purchase                                        6.396           6.144     76.42          37.8      717
Refinance - Cashout                             6.281           6.031     65.00          25.2      697
Refinance - Rate Term                           6.073           5.823     68.07          44.3      716
------------------------------------------------------------------------------------------------------
Total:                                          6.307           6.056     70.66          33.5      708
------------------------------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:39                                                                                                     Page 6 of 10

                                                                                                                    MORGAN STANLEY
                                                                                                                       681 records
MSM 2005-1 Group 4                                                                                             Balance: 68,688,621
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 4
                                    Number                  Group 4                 Group 4           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Property Type                        Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
Single Family Residence                471            47,203,892.77                   68.72           192,961,230.55       6.269
Planned Unit Development               127            13,111,529.09                   19.09            49,628,060.41       6.340
Condominium                             44             4,491,644.41                    6.54            14,346,893.77       6.466
2-4 Family                              34             3,647,255.35                    5.31            12,245,999.20       6.457
Co-op                                    5               234,299.80                    0.34               585,348.66       6.604
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 681            68,688,621.42                  100.00           269,767,532.59       6.307
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Property Type                     Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
Single Family Residence                    6.019      69.16          31.7     708
Planned Unit Development                   6.086      75.47          40.0     710
Condominium                                6.216      73.72          41.4     705
2-4 Family                                 6.207      68.58          20.1     713
Co-op                                      6.354      78.52         100.0     659
---------------------------------------------------------------------------------
Total:                                     6.056      70.66          33.5     708
---------------------------------------------------------------------------------




--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 4
                                    Number                  Group 4                 Group 4           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Occupancy                            Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
Primary                                584            58,285,399.81                   84.85           238,497,820.56       6.271
Investment                              67             7,355,014.36                   10.71            20,964,524.73       6.520
Second Home                             30             3,048,207.25                    4.44            10,305,187.30       6.481
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 681            68,688,621.42                  100.00           269,767,532.59       6.307
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Occupancy                         Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
Primary                                    6.020      70.74          34.4     707
Investment                                 6.270      70.31          23.2     715
Second Home                                6.231      70.05          41.2     716
---------------------------------------------------------------------------------
Total:                                     6.056      70.66          33.5     708
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:39                                                                                                     Page 7 of 10

                                                                                                                    MORGAN STANLEY
                                                                                                                       681 records
MSM 2005-1 Group 4                                                                                             Balance: 68,688,621
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 4
                                    Number                  Group 4                 Group 4           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
Remaining Term                    Mortgage                 Based on                Based on                Regard to     Average
to Stated Maturity                   Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
235 - 237                                1                21,483.16                    0.03                64,449.48       6.250
286 - 288                                2               264,922.23                    0.39               264,922.23       9.223
298 - 300                                1                53,254.88                    0.08               319,529.29       5.875
304 - 306                                1                35,086.76                    0.05                35,086.76       8.875
307 - 309                                1                84,392.73                    0.12                84,392.73       8.250
316 - 318                                2               176,454.91                    0.26               254,661.41       7.062
319 - 321                                6               694,245.15                    1.01             1,143,615.72       7.000
322 - 324                               13               456,237.05                    0.66             1,585,839.03       6.410
325 - 327                                7               358,673.62                    0.52               769,939.53       6.803
328 - 330                                1               161,849.08                    0.24               264,843.95       6.875
340 - 342                                1               171,387.22                    0.25               280,451.82       6.875
343 - 345                                1               184,631.45                    0.27               415,420.77       6.500
346 - 348                                5               585,034.51                    0.85               874,116.16       7.982
349 - 351                                5               408,931.08                    0.60             2,042,968.01       6.081
352 - 354                               68             9,956,347.91                   14.49            22,609,608.49       6.737
355 - 357                              341            35,218,375.53                   51.27           149,517,750.51       6.186
358 - 360                              225            19,857,314.15                   28.91            89,239,936.70       6.156
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 681            68,688,621.42                  100.00           269,767,532.59       6.307
--------------------------------------------------------------------------------------------------------------------------------
Minimum:       236
Maximum:       360
Weighted Average: 355
--------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
Remaining Term                           Average    Subject    % Full-Alt    FICO
to Stated Maturity                Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
235 - 237                                  6.000      56.03           0.0     777
286 - 288                                  8.973      72.87           0.0     546
298 - 300                                  5.625      54.48         100.0     759
304 - 306                                  8.625      74.49           0.0     614
307 - 309                                  8.000      80.00           0.0     576
316 - 318                                  6.812      94.41         100.0     726
319 - 321                                  6.750      85.21          39.9     691
322 - 324                                  6.160      81.37          77.0     687
325 - 327                                  6.553      78.37          92.0     715
328 - 330                                  6.625      98.56           0.0     696
340 - 342                                  6.625      78.95           0.0     674
343 - 345                                  6.250      90.00         100.0     716
346 - 348                                  7.732      93.02          12.1     697
349 - 351                                  5.831      75.79          43.4     678
352 - 354                                  6.487      74.29          53.1     704
355 - 357                                  5.936      69.21          32.6     712
358 - 360                                  5.904      69.04          23.4     709
---------------------------------------------------------------------------------
Total:                                     6.056      70.66          33.5     708
---------------------------------------------------------------------------------
Minimum:       236
Maximum:       360
Weighted Average: 355
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:39                                                                                                     Page 8 of 10

                                                                                                                    MORGAN STANLEY
                                                                                                                       681 records
MSM 2005-1 Group 4                                                                                             Balance: 68,688,621
==================================================================================================================================


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 4
                                    Number                  Group 4                 Group 4           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Product Type                         Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
10 Year IO - 30 Year Fixed             304            27,984,366.25                   40.74           102,534,277.90       6.342
20 Year Fixed                            1                21,483.16                    0.03                64,449.48       6.250
25 Year Fixed                            1                53,254.88                    0.08               319,529.29       5.875
30 Year Fixed                          374            40,475,532.46                   58.93           166,618,298.92       6.280
5 Year IO - 30 Year Fixed                1               153,984.67                    0.22               230,977.00       7.000
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 681            68,688,621.42                  100.00           269,767,532.59       6.307
--------------------------------------------------------------------------------------------------------------------------------




--------------------------------------------------------------------------------




                                                  Weighted
                                                   Average
                                       Weighted   Original
                                        Average    Subject    % Full-Alt    FICO
Product Type                     Net Coupon (%)    LTV (%)           Doc   Score
--------------------------------------------------------------------------------
10 Year IO - 30 Year Fixed                6.092      71.40          24.9     710
20 Year Fixed                             6.000      56.03           0.0     777
25 Year Fixed                             5.625      54.48         100.0     759
30 Year Fixed                             6.029      70.16          39.5     707
5 Year IO - 30 Year Fixed                 6.750      75.00           0.0     705
--------------------------------------------------------------------------------
Total:                                    6.056      70.66          33.5     708
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 4
                                    Number                  Group 4                 Group 4           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Interest Only                        Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
N                                      376            40,550,270.50                   59.03           167,002,277.69       6.279
Y                                      305            28,138,350.92                   40.97           102,765,254.90       6.346
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 681            68,688,621.42                  100.00           269,767,532.59       6.307
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Interest Only                     Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
N                                          6.028      70.13          39.6     707
Y                                          6.096      71.42          24.8     710
---------------------------------------------------------------------------------
Total:                                     6.056      70.66          33.5     708
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:39                                                                                                     Page 9 of 10

                                                                                                                    MORGAN STANLEY
                                                                                                                       681 records
MSM 2005-1 Group 4                                                                                             Balance: 68,688,621
==================================================================================================================================



--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 4
                                    Number                  Group 4                 Group 4           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Prepayment Penalty Flag              Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
N                                      373            33,872,368.92                   49.31           149,594,137.01       6.220
Y                                      308            34,816,252.50                   50.69           120,173,395.58       6.391
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 681            68,688,621.42                  100.00           269,767,532.59       6.307
--------------------------------------------------------------------------------------------------------------------------------





---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Prepayment Penalty Flag           Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
N                                          5.969      69.35          42.6     710
Y                                          6.141      71.93          24.7     707
---------------------------------------------------------------------------------
Total:                                     6.056      70.66          33.5     708
---------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               Total
                                                              Total                    % of                  Current
                                                            Current               Aggregate                  Balance
                                                            Balance              Balance of            of Collateral
                                                      of Collateral              Collateral                  Group 4
                                    Number                  Group 4                 Group 4           Mortgage Loans
                                        of           Mortgage Loans          Mortgage Loans                  Without    Weighted
                                  Mortgage                 Based on                Based on                Regard to     Average
Prepayment Penalty Term              Loans  Applicable Fraction ($)     Applicable Fraction  Applicable Fraction ($)  Coupon (%)
--------------------------------------------------------------------------------------------------------------------------------
0                                      373            33,872,368.92                   49.31           149,594,137.01       6.220
4                                        6               622,909.03                    0.91             2,066,127.12       6.191
6                                       16             1,724,629.58                    2.51             8,932,279.27       5.957
7                                        2               230,830.92                    0.34               855,539.15       6.176
8                                        9               914,172.79                    1.33             4,305,184.04       6.012
12                                      10             1,087,930.28                    1.58             2,803,013.72       7.138
24                                      10             1,411,354.03                    2.05             5,178,621.16       6.350
36                                      71             8,158,799.20                   11.88            27,422,990.34       6.410
48                                       2               129,165.73                    0.19               523,791.89       6.062
60                                     182            20,536,460.94                   29.90            68,085,848.89       6.410
--------------------------------------------------------------------------------------------------------------------------------
Total:                                 681            68,688,621.42                  100.00           269,767,532.59       6.307
--------------------------------------------------------------------------------------------------------------------------------




---------------------------------------------------------------------------------




                                                   Weighted
                                                    Average
                                        Weighted   Original
                                         Average    Subject    % Full-Alt    FICO
Prepayment Penalty Term           Net Coupon (%)    LTV (%)           Doc   Score
---------------------------------------------------------------------------------
0                                          5.969      69.35          42.6     710
4                                          5.941      72.49          27.8     738
6                                          5.707      61.61           9.1     727
7                                          5.926      76.72          35.3     685
8                                          5.762      64.95          21.0     734
12                                         6.888      79.79          21.2     700
24                                         6.100      63.81           0.0     700
36                                         6.160      72.49          23.6     706
48                                         5.812      61.24          50.6     680
60                                         6.160      73.03          28.1     706
---------------------------------------------------------------------------------
Total:                                     6.056      70.66          33.5     708
---------------------------------------------------------------------------------





-----------------------------------------------------------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan
Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such
Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.
Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets. Morgan
Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We
recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd.
representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND
FUTURES AUTHORITY.
-----------------------------------------------------------------------------------------------------------------------------------
Feb 16, 2005 13:39                                                                                                    Page 10 of 10